[NATIONS FUNDS LOGO]


International
Stock
Funds


Annual Report For The
Year Ended March 31, 1998


                                                               [PICTURE OF TREE]

                                                  Investments For A Lifetime(SM)

                                                                         Nations
                                                                   International
                                                                     Equity Fund

                                                                         Nations
                                                                   International
                                                                     Growth Fund

                                                                         Nations
                                                                  Pacific Growth
                                                                            Fund

                                                                         Nations
                                                                Emerging Markets
                                                                            Fund

                         [BACKGROUND DEPICTING BASKETS]



















This Report is submitted for
the general information of
shareholders of Nations Funds.
This material must be preceded or
accompanied by a current Nations
Funds prospectus.

Nations Funds Distributor:
Stephens Inc. Stephens Inc., which
is not affiliated with NationsBank,
N.A., is not a bank, and securities
offered by it are not guaranteed by
any bank or insured by the FDIC.
Stephens Inc., member NYSE, SIPC.

Nations Funds Investment Adviser:
NationsBanc Advisors, Inc.
Nations Funds Investment Sub-
Advisers: TradeStreet Investment
Associates, Inc., Gartmore Global
Partners, Boatmen's Capital
Management, Inc. and Marsico
Capital Management, LLC.


-----------------
[DOWNWARD ARROW]
    NOT FDIC-
     INSURED
-----------------
  May Lose Value
-----------------
No Bank Guarantee
-----------------

PRESIDENTS'
MESSAGE
                         Dear Shareholder:

                         The past 12 months have been very rewarding for many investors. Even with domestic markets feeling the effects of the Asian financial crisis, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) -- a widely known indicator of stock market activity -- returned 47.98%.*

                         Even though the markets have experienced recent success, the prudent investor realizes these conditions cannot continue indefinitely. While the markets have continued to perform well during the first three months of 1998, we encourage you to consider:

                         -- BUILDING A DIVERSIFIED PORTFOLIO. A portfolio
                            comprised of different types of investments -- stocks, bonds, money market instruments -- has the potential to serve you best in volatile markets.

                         -- CHOOSING AN INVESTMENT STRATEGY THAT COMPLEMENTS
                            YOUR LIFESTYLE AND FINANCIAL OBJECTIVES, and maintaining that strategy as you pursue your investment goals.

                         -- INVESTING FOR THE LONG TERM. If you can afford to
                            invest throughout inevitable market fluctuations, you should benefit since historically, market prices have generally gone up over the long term. This is often a better strategy than attempting to "time" the market.

                         -- INVESTING ON A REGULAR BASIS. This technique, known
                            as dollar-cost averaging, may enable you to buy more shares when prices are lower and fewer when prices are higher. Systematic investing generally provides an easy, disciplined way to increase your assets.

                            Such a strategy does not assure a profit and does not protect against loss in declining markets. Since this strategy involves continuous investment in securities regardless of fluctuating price levels, you should carefully consider your financial ability to continue your purchases through periods of declining price levels.

                         Following these guidelines may help you create an investment portfolio with the potential to make the most of current market conditions, as well as those to come.

                         With Nations Funds as a component of that portfolio, your investment is part of over $33 billion in assets under management. We are very pleased with the overall performance of the Funds over the past 12 months. Please refer to the individual fund commentary for performance results.

                         NEW OPPORTUNITIES FOR YOUR DIVERSIFIED PORTFOLIO
                         We have continued to expand the Nations Funds family of funds, including the addition of two new growth funds managed by Tom Marsico, one of

                         * The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is unavailable for investment.

                         PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PRESIDENTS'
MESSAGE CONTINUED...

                         the most respected portfolio managers in the industry. Mr. Marsico is widely known in the investment community for having managed the Janus Twenty Fund and Janus Growth and Income Fund; during his tenure of nearly 10 years at Janus, these Funds grew from $7 million in assets to more than $7 billion.

                         In addition, we created Nations Annuity Trust, which consists of eight investment portfolios that serve as underlying investment vehicles for annuity products. One of those products, Nations Variable Annuity issued by Hartford Life Insurance Company, is now available for your long-term tax-deferred investing needs.

                         RECOGNITION FOR SUPERIOR SHAREHOLDER SERVICES
                         The Nations Funds product line and its performance, however, lacks importance if it isn't backed by helpful, professional services to its shareholders. That's why, among all the Funds' accomplishments this year, we are particularly proud of the recognition the industry bestowed on Nations Funds.

                         In its first year as a participant in the annual survey conducted by DALBAR, Inc. -- an independent research firm that measures customer service and establishes benchmarks in the financial services industry -- Nations Funds was honored with the Key Honors Award for superior customer service. This award "designates those firms that demonstrate their commitment to the shareholder by providing consistently solid service."

                         NATIONS FUNDS PROVIDES INVESTMENTS FOR A LIFETIME
                         We want to thank you for your confidence in Nations Funds, and for making them part of your investment strategy. As we strive to provide an ever-diverse range of investment products, we recognize that the strongest, most important asset is you, the shareholder.

                         Sincerely,


                                     /S/ A. MAX WALKER                                /S/ ROBERT H. GORDON
                                     A. MAX WALKER                                    ROBERT H. GORDON
                                     PRESIDENT AND CHAIRMAN                           PRESIDENT
                                     OF THE BOARD                                     NATIONSBANC ADVISORS, INC.

                         March 31, 1998

                         P.S.: If you have any questions or comments on your annual report or the information in it, please contact us at 1-800-321-7854 or send us a message from the Nations Funds Web Site at
                         WWW.NATIONSBANK.COM/NATIONSFUNDS.

TABLE
OF
CONTENTS

                                     NATIONS FUNDS SPECTRUM                                          2
                                     INTERNATIONAL MARKET OVERVIEW                                   4
                                     PORTFOLIO MANAGER COMMENTARY
                                     Nations International Equity Fund                               6
                                     Nations International Growth Fund                              12
                                     Nations Pacific Growth Fund                                    18
                                     Nations Emerging Markets Fund                                  23
                                     FINANCIAL STATEMENTS
                                     Schedules of Investments                                       28
                                     Statements of Assets and Liabilities                           42
                                     Statements of Operations                                       44
                                     Statements of Changes in Net Assets                            45
                                     Schedules of Capital Stock Activity                            47
                                     Financial Highlights                                           52
                                     Notes to Financial Statements                                  60
                                     ---------------------------------------------------------------------------------

                                         NATIONS FUNDS                [DALBAR LOGO]
                                         RECOGNIZED FOR
                                         OUTSTANDING                  DALBAR, Inc., is a well-respected research firm
                                         CUSTOMER SERVICE             that measures customer service levels and
                                                                      establishes benchmarks in the financial services
                                         In recognition of our        industry.
                                         commitment to retail
                                         shareholders through
                                         consistently providing
                                         superior customer service,
                                         Nations Funds was awarded
                                         DALBAR Key Honors in 1997.
                                     ---------------------------------------------------------------------------------

The
Nations Funds
Family At A Glance

   STABILITY
----------------                          CURRENT INCOME
----------------------------------------------------------------------------------
                                                                                         GROWTH & INCOME
                                                                                     -----------------------


MONEY               SHORTER              INTERMEDIATE             LONGER TERM          LARGE CAPITALIZATION
MARKET              MATURITY             MATURITY                 DOMESTIC             VALUE FUNDS
FUNDS               BOND FUNDS           BOND FUNDS               AND GLOBAL
                                                                  BOND FUNDS
------------------------------------------------------------------------------------------------------------
- Nations           - Nations Short-    - Nations                - Nations Global      - Nations
  Prime Fund          Intermediate        Strategic Fixed          Government            Value Fund
                      Government          Income Fund              Income Fund
- Nations Government  Fund                                                             - Nations
  Money Market                          - Nations                - Nations               Managed
  Fund              - Nations             Government               Diversified           Value Index
                      Short-Term          Securities Fund          Income Fund           Fund
- Nations             Income Fund
  Treasury Fund                         - Nations                - Nations             - Nations

- Nations Tax       - Nations Short-      Intermediate             U.S. Government       Equity Income
  Exempt Fund         Term Municipal      Municipal                Bond Fund             Fund
                      Income Fund         Bond Fund
                                                                 - Nations             - Nations
                                        - Nations                  Municipal             Balanced Assets
                                          State-Specific           Income Fund           Fund
                                          Intermediate
                                          Municipal Bond         - Nations
                                          Funds                    State-Specific
                                                                   Long-Term
                                                                   Municipal Bond
                                                                   Funds

                                                         RISK (VARIABILITY)
                                                         POTENTIAL RETURN
2

                                                            [NATIONS FUNDS LOGO]
                                                  Investments For A Lifetime(SM)



  GROWTH & INCOME
-------------------------
                        GROWTH
----------------------------------------------------------
                                                                      AGGRESSIVE GROWTH
                                       -------------------------------------------------------------------------------

LARGE              LARGE                                  MID                  SMALL
CAPITALIZATION     CAPITALIZATION      INTERNATIONAL      CAPITALIZATION       CAPITALIZATION      REGION-SPECIFIC
FUNDS              GROWTH FUNDS        EQUITY FUNDS       FUNDS                FUNDS               INTERNATIONAL FUNDS
----------------------------------------------------------------------------------------------------------------------
- Nations       - Nations              - Nations          - Nations          - Nations             - Nations
  Marsico         Marsico Focused        International      Emerging           Small Company         Emerging
  Growth          Equities Fund          Growth Fund        Growth Fund        Growth Fund           Markets Fund
  & Income
  Fund          - Nations              - Nations                             - Nations             - Nations
                  Disciplined            International                         Managed               Pacific Growth
- Nations         Equity Fund            Equity Fund                           SmallCap              Fund
  Managed                                                                      Index Fund
  Index Fund    - Nations
                  Capital Growth                                             - Nations
                  Fund                                                         Managed
                                                                               SmallCap
                                                                               Value Index
                                                                               Fund


The Nations Funds family also includes Nations Equity Index Fund, which seeks investment results that correspond, before fees and expenses, to the total return of the Standard and Poor's 500 Composite Stock Price Index.

LIFEGOAL PORTFOLIOS

- LifeGoal Income and Growth Portfolio
- LifeGoal Balanced Growth Portfolio
- LifeGoal Growth Portfolio

INTERNATIONAL
MARKET OVERVIEW
                         Over the 12-month period ended March 31, 1998, the divergence in trends among the world's major economies sharpened dramatically. Most notably, in the wake of the Asian financial crisis that sparked turmoil in the global markets during the second half of the reporting period, Japanese economic growth continued to weaken, and its underlying trend now appears downward. In the rest of the Pacific region, a major contraction is under way.

                         So far, there is little evidence that the Asian crisis is resulting in significantly slower growth in the Western economies. Economic activity in Continental Europe was robust at the end of 1997 and in the first part of 1998. In the United Kingdom, growth eased somewhat later in the period, but this was due more to a stronger currency than to the so-called "Asian contagion." Inflation in Japan and the Western economies remained low and fell in the first part of 1998, largely because of declining oil prices. However, the trend in wage growth in the U.K. is still upward. Inflation is increasing in the Pacific Rim, reflecting the substantial weakness in some currency exchange rates. In Latin America, growth has slowed, but interest rates have dropped sharply in Brazil, and the region appears to be rebounding remarkably well from the impact of the Asian crisis.

                         The performance of international stock markets generally followed these broader economic trends during the reporting period. Overall returns, as measured by the benchmark Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index,* rose by 18.61% in U.S. dollar terms for the period. While returns from the U.K., Continental Europe and several non-Asian emerging markets -- primarily in Latin America and Eastern Europe -- rose substantially, the opposite was true for Japan and the rest of the Pacific region. A stronger U.S. dollar dampened returns in most international markets, with the exception of the U.K., where the pound ended the period a fraction higher against the dollar than it had been at the start of the period. Core Continental European currencies, such as the German mark and French franc, were weaker against the dollar, as was the Japanese yen.

                         Looking forward, we expect economic growth in the Pacific Rim to be slightly negative in 1998, well below the 7% growth of recent years. Japan's economy is likely to remain stalled at 0% growth this year, with a significant risk of recession. Elsewhere, we continue to believe that the risk of disinflation in the Western economies remains very low. These economies are well positioned to withstand the impact of the Asian crisis, and they should benefit from the lower oil prices and

                         *The Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index that tracks stocks traded on sixteen exchanges in Europe, Australia and the Far East. It is unavailable for investment.

                         Source for all statistical data -- Gartmore Global Partners.

                         PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

INTERNATIONAL
MARKET OVERVIEW CONTINUED...

                         lower interest rates that have resulted from the crisis. A growth rate of just under 3% is predicted for Continental Europe this year, with inflation remaining at current levels. In the U.K., economic growth is likely to slow to a greater extent than in the U.S., reflecting its sharper tightening in economic policy over the past 18 months. Weak growth in Brazil could hold back overall market returns in Latin America, but growth in most other countries should remain steady.

                         European stock markets as a whole outperformed the U.S. stock market (as measured by MSCI Indexes) over the reporting period in local currency terms, but underperformed in U.S. dollar terms because of the dollar's strength. Given the level of corporate activity, a reasonably favorable economic outlook for Europe and the increasing likelihood of Economic and Monetary Union (EMU)** taking place in January 1999, we see no reason why European markets should not perform well during the coming year. Many emerging markets, particularly in Latin America, offer ongoing opportunities for competitive returns. While markets in the Far East and Japan are likely to remain depressed, we anticipate finding selective opportunities in growth stocks at extremely favorable price levels. Of course, these markets are likely to remain relatively volatile.

                         In our view, international markets should continue to offer long-term investors the potential for both growth and diversification in the coming year.

                         ANDREW FLEMING
                         CHIEF INVESTMENT OFFICER
                         GARTMORE GLOBAL PARTNERS

                         March 31, 1998

                         **EMU (Economic and Monetary Union): An agreement among member countries of the European Union to create a single European currency, the euro, and establish a single European market to allow the free movement of citizens, capital, goods and services. The first phase of EMU is scheduled to begin on January 1, 1999. The participating countries are expected to be Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, Netherlands, Portugal and Spain.

Nations
International Equity
Fund  Portfolio Manager Commentary*

                        IN THE FOLLOWING INTERVIEW, MR. WATSON SHARES HIS VIEWS ON NATIONS INTERNATIONAL EQUITY FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 1998 AND HIS CURRENT OUTLOOK.

PORTFOLIO MANAGER                     PLEASE DESCRIBE THE FUND'S PHILOSOPHY AND STYLE.
Stephen Watson is Principal           The Fund emphasizes growth at a reasonable price in
Portfolio Manager of Nations          selecting regions, countries and stocks. By combining good
International Equity Fund and         growth stock selection with active regional and country
is the Head of the                    allocation, we aim to build a portfolio that strategically
International and Global              overweights growing markets while tactically avoiding those
Portfolio Team for Gartmore           with less favorable prospects. The investment process is
Global Partners, investment           driven by fundamental research that includes both
sub-adviser to the Fund.              macroeconomic and company-level analysis, carried out by
INVESTMENT OBJECTIVE                  regionally focused investment teams.
The Fund seeks long-term              WHAT WERE INTERNATIONAL ECONOMIC AND MARKET CONDITIONS LIKE
capital growth by investing           DURING THE REPORTING PERIOD?
primarily in equity securities        Global equity markets had a tumultuous ride over the 12
of non-United States companies        months ended March 31, 1998. The ups and downs of the
in Europe, Australia, the Far         markets during this period reflected a combination of
East and other regions,               extraordinary political and economic developments,
including developing countries.       particularly -- but not entirely -- in the Far East. The
PERFORMANCE REVIEW                    spring of 1997 was marked by two significant political
For the 12-month period ended         milestones: the buildup to Britain's handover of Hong Kong
March 31, 1998, Nations               to China on July 1, 1997, and, in the United Kingdom, the
International Equity Fund             May 1997 election of a new Labour government, ending 19
Primary A Shares provided a           years of Conservative Party rule.
total return of 16.06%.               The reporting period began with stock markets in the Far
                                      East in a positive mode, a situation that quickly changed
                                      following the devaluation of Thailand's currency, the baht, on July 2, 1997. The weakness of the Thai baht precipitated the first of successive rounds of currency devaluations and stock market declines across the Pacific Rim.
                                      *The outlook of this Fund's portfolio manager may differ
                                      from that presented for other Nations Funds mutual funds.
                                      Source for all statistical data -- Gartmore Global Partners.
                                      INVESTING IN INTERNATIONAL INVESTMENTS MAY INVOLVE SPECIAL
                                      RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS
                                      ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS
                                      AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH
                                      FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.
                                      PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
International Equity
Fund  Portfolio Manager Commentary continued...

                                      By the end of September 1997, Japan, which had been the star performer among major non-U.S. stock markets the previous
                                      calendar quarter, had become the worst-performing market
                                      represented in the benchmark Morgan Stanley Capital
                                      International Europe, Australasia and Far East (MSCI EAFE)
                                      Index.** Depreciation of the yen, weak consumer spending and the economic and financial turmoil of its Pacific Rim
                                      neighbors all contributed to the slide in the Japanese stock market.
                                      While events in Asia hurt stock markets globally, most of
                                      the impact outside the Pacific Rim was confined to the third quarter of the reporting period and primarily affected
                                      companies with exposure to Asia in terms of revenue.
                                      Otherwise, stock markets in the U.K. and Continental
                                      Europe -- particularly those in Italy, Spain and Portugal, which are aiming to benefit from participation in Economic and Monetary Union (EMU) -- rose throughout most of the
                                      period, fueled by increasing merger and acquisition
                                      activity, positive corporate news and favorable economic
                                      data.
                                      In the emerging markets, Latin America was initially hit
                                      harder by the Asian downturn than were most developed
                                      markets. However, Latin American stock markets generally
                                      recovered enough to post modest gains by the end of the
                                      reporting period. Asian stock markets also staged partial
                                      recoveries in the first three months of 1998.

THE FUND'S UNDERWEIGHT POSITION       WHAT COUNTRY OR REGIONAL ALLOCATION DECISIONS CONTRIBUTED
IN JAPAN RELATIVE TO THE MSCI         THE MOST TO THE FUND'S PERFORMANCE?
EAFE INDEX PROVIDED THE MOST          The Fund's underweight position in Japan relative to the
BENEFIT FROM A REGIONAL               MSCI EAFE Index provided the most benefit from a regional
ALLOCATION PERSPECTIVE.               allocation perspective. Our emphasis on emerging markets
                                      outside of the Far East, specifically Brazil and Mexico,
                                      also added value. In Europe, an overweight stance toward
                                      Switzerland also helped performance.
                                      WHAT COUNTRY OR REGIONAL ALLOCATION DECISIONS DETRACTED FROM
                                      THE FUND'S PERFORMANCE?
                                      The decision to maintain an overweight position in the Far
                                      East through the first half of the reporting period had a
                                      negative impact on performance, as this region
                                      underperformed the benchmark MSCI EAFE Index. However, we
                                      reduced the Fund's exposure to Southeast Asia during the
                                      period, focusing on markets such as Hong Kong and Australia, where the potential for long-term appreciation was
                                      considered stronger.
                                      In Europe, the Fund's underweighting in France detracted
                                      from performance, as the French market outperformed the MSCI
                                      EAFE Index. Also dampening the Fund's returns was its
                                      underweight stance toward the U.K., although we
                                      substantially increased exposure to this market over the
                                      period.
                                      **Morgan Stanley Capital International Europe, Australasia
                                      and Far East Index is an unmanaged, capitalization-weighted index that tracks stocks traded on sixteen exchanges in
                                      Europe, Australia and the Far East. It is unavailable for
                                      investment.

Nations
International Equity
Fund  Portfolio Manager Commentary continued...

                                      DID ANY PARTICULAR SECTOR DECISIONS CONTRIBUTE TO THE FUND'S
                                      PERFORMANCE?
                                      Our heavy emphasis on the pharmaceutical sector in
                                      Switzerland added value, with both Novartis and Roche
                                      Holding outperforming the Swiss market index. In Italy, the
                                      Fund's significant holdings in telecommunication
                                      stocks -- through Telecom Italia Mobile and its parent,
                                      Telecom Italia -- benefited the Fund, as the share prices of both companies outperformed the MSCI Italy Index.***

IN EUROPE, THE FUND WAS HELPED        WHAT ARE SOME EXAMPLES OF STOCKS HELD BY THE FUND THAT
BY HEAVY EXPOSURE TO SOME OF          PERFORMED PARTICULARLY WELL?
THE BEST PERFORMING SECTORS.          In Europe, the Fund was helped by heavy exposure to some of the best performing sectors, including insurance, support
                                      services, electronics, pharmaceuticals and
                                      telecommunications. Individually, shares in Bank of Ireland,
                                      Lloyds TSB Group, the German software company SAP and
                                      Britain's mobile telephone company, Vodafone Group,
                                      substantially outperformed the benchmark MSCI EAFE Index.
                                      Elsewhere, the Fund took profits on Australia's News Corp.
                                      Ltd. (parent company of motion picture studio 20th Century
                                      Fox), whose share price was boosted by the success of the
                                      movie Titanic.
                                      WHAT IMPACT DID CURRENCY HAVE ON THE FUND'S PERFORMANCE?
                                      A broadly stronger U.S. dollar throughout most of the
                                      reporting period had a negative impact on performance.
                                      However, the British pound ended the period a fraction
                                      stronger against the dollar than it had been at the start of the period, providing some benefit to U.S. investors. The
                                      Fund was particularly vulnerable to further drops in the
                                      Japanese yen relative to the dollar, so in November 1997, we placed a currency hedge on the Fund's yen exposure as a
                                      protective measure. We removed the hedge in January 1998 as the Japanese government's efforts to stimulate the economy caused the yen to rally. This hedging strategy benefited
                                      Fund performance.
                                      WHAT IS YOUR INTERNATIONAL ECONOMIC AND MARKET OUTLOOK FOR
                                      THE YEAR AHEAD?
                                      The primary concern is the impact of the Asian slowdown on companies not only within the region, but also in Europe and
                                      Latin America. In Japan, it has become clear that the
                                      government's repeated attempts to stimulate economic growth through fiscal policy will not provide a long-term solution to the stagnant Japanese economy. Instead, Japan needs to
                                      make serious efforts to deregulate and open up its economy to foreign investors. In the meantime, with weakening
                                      domestic demand combined with close trade and investment
                                      links with the rest of the Pacific region, the outlook for
                                      Japanese corporate earnings has been revised downward.
                                      ***Portfolio holdings were current as of March 31, 1998, are subject to change and may not be representative of current holdings.

Nations
International Equity
Fund  Portfolio Manager Commentary continued...

                                      In Continental Europe, the pending transition to Economic
                                      and Monetary Union in 1999 should continue to temper
                                      government spending plans and encourage more cross-border
                                      equity investment. The upcoming September 1998 election in
                                      Germany, while important, is unlikely to disrupt stock
                                      markets because both candidates favor a strong, unified
                                      Europe. Overall, Europe should continue to experience a
                                      positive interest-rate environment, corporate restructurings and improving earnings -- all contributing to a favorable
                                      investment backdrop for stocks.

                                      WHAT INVESTMENT OPPORTUNITIES DO YOU ANTICIPATE IN THIS
                                      ENVIRONMENT?
                                      We believe that major investment opportunities will be found in Continental Europe and the U.K. Although the U.K. economy is experiencing a slowdown in the manufacturing sector, the services industry is booming. On the Continent, the economic climate remains buoyant heading into EMU, with peripheral
                                      markets such as Spain and Italy particularly strong because of increasingly favorable macroeconomic environments.
                                      Mergers and acquisitions across many sectors -- particularly in banking, insurance and pharmaceuticals -- should also
                                      help support European stock markets. In addition, the
                                      electronics and technology services sector appears poised
                                      for continued success due to increased demand related to the millennium computer "bug" and the transition to EMU.
                                      Elsewhere, we see growth opportunities in Latin America,
                                      especially in Brazil, where valuations appear reasonable and the privatization process is on track.
                                      HOW ARE YOU POSITIONING THE FUND TO TAKE ADVANTAGE OF THESE
                                      ANTICIPATED DEVELOPMENTS?
                                      We are presently increasing the Fund's exposure to both the
                                      U.K. and Continental Europe, concentrating investments in
                                      growth sectors such as financial services,
                                      telecommunications, services and pharmaceuticals. Outside of
                                      Europe, we continue to favor Latin America over the Pacific
                                      Rim and expect to concentrate on large-capitalization stocks that are likely to benefit from positive economic
                                      conditions. We will, however, selectively seek opportunities in the Far East among companies that offer a combination of inexpensive valuations, reasonable growth prospects and
                                      sound balance sheets.

Nations
International Equity
Fund
   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/98)

[PIE CHART]

20.9%  Great Britain
 2.6%  Australia
 2.6%  Mexico
 2.9%  Spain
 3.8%  Brazil
 3.6%  Sweden
 4.0%  Italy
 7.0%  Netherlands
 7.9%  Germany
 8.0%  Switzerland
15.0%  Other
10.2%  France
11.5%  Japan

                                                                                 TOP TEN HOLDINGS
                                                                                 (AS A % OF NET ASSETS AS OF 3/31/98)
                                                                                 -----------------------------------------
                                                                                   1  Novartis AG                     2.7%
                                                                                 -----------------------------------------
                                                                                   2  Schweiz Ruckversicherungs       2.3%
                                                                                 -----------------------------------------
                                                                                   3  TOTAL, "B" Shares ord           1.7%
                                                                                 -----------------------------------------
                                                                                   4  Pinault-Printemps-Redoute SA    1.7%
                                                                                 -----------------------------------------
                                                                                   5  ING Groep N.V.                  1.6%
                                                                                 -----------------------------------------
                                                                                   6  Telecom Italia Mobile Spa       1.5%
                                                                                 -----------------------------------------
                                                                                   7  Banco de Santander SA ord       1.5%
                                                                                 -----------------------------------------
                                                                                   8  Bank of Ireland                 1.5%
                                                                                 -----------------------------------------
                                                                                   9  Lloyds TSB Group plc            1.5%
                                                                                 -----------------------------------------
                                                                                  10  Aegon N.V.                      1.4%
                                                                                 -----------------------------------------
                                                                                 THE TOP TEN HOLDINGS ARE PRESENTED TO
                                                                                 ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
                                                                                 SECURITIES IN WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT AS
OF MARCH 31, 1998, ARE SUBJECT TO
CHANGE AND MAY NOT BE REPRESENTATIVE
OF CURRENT HOLDINGS.

Nations
International Equity
Fund  Performance
   GROWTH OF $10,000 INVESTMENT

Primary A Shares (as of 3/31/98)

Assumes the reinvestment of all distributions.

               Measurement Period                                                           'MSCI
             (Fiscal Year Covered)                'International Equity $16,727'     EAFE Index $18,516'
Dec. 2, 1991                                                   10000                        10000
1991                                                           10416                        10520
                                                                9700                         9279
                                                               10171                         9484
                                                                9934                         9636
1992                                                            9523                         9273
                                                               10071                        10393
                                                               10393                        11447
                                                               11338                        12214
1993                                                           12114                        12328
                                                               12023                        12767
                                                               12310                        13428
                                                               12771                        13450
1994                                                           12429                        13322
                                                               11876                        13580
                                                               12147                        13690
                                                               13034                        14271
1995                                                           13479                        14861
                                                               14225                        15301
                                                               14463                        15555
                                                               14421                        15547
1996                                                           14621                        15806
                                                               14413                        15570
                                                               16094                        17602
                                                               15729                        17490
1997                                                           14807                        16131
Mar. 31 1998                                                   16727                        18516

Investor B Shares (as of 3/31/98)*

Assumes the reinvestment of all distributions.

               Measurement Period                                                           'MSCI
             (Fiscal Year Covered)                'International Equity $14,787'     EAFE Index $15,927'
June 7, 1993                                                   10000                        10000
                                                                9747                         9846
                                                               10581                        10506
1993                                                           11279                        10604
                                                               11174                        10982
                                                               11406                        11550
                                                               11808                        11569
1994                                                           11479                        11459
                                                               10942                        11681
                                                               11167                        11775
                                                               11967                        12276
1995                                                           12351                        12782
                                                               13005                        13161
                                                               13193                        13379
                                                               13114                        13373
1996                                                           13264                        13595
                                                               13040                        13392
                                                               14535                        15141
                                                               14169                        15044
1997                                                           13299                        13875
Mar. 31, 1998                                                  14787                        15927


                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                Primary A Shares
                                                                SINCE INCEPTION
                                                                (12/2/91 through 3/31/98)       8.47%
                                                                The charts to the left show the growth
                                                                in value of a hypothetical $10,000
                                                                investment in Primary A and Investor B
                                                                Shares of Nations International Equity
                                                                Fund from the date each class of shares
                                                                was first offered. The Morgan Stanley
                                                                Capital International Europe,
                                                                Australasia and Far East Index ("MSCI
                                                                EAFE Index") is an unmanaged,
                                                                capitalization-weighted index that
                                                                tracks stocks traded on sixteen
                                                                exchanges in Europe, Australia and the
                                                                Far East. It is unavailable for
                                                                investment. The performance shown
                                                                reflects the performance of Primary A
                                                                and Investor B Shares. The performance
                                                                of Primary B, Investor A and Investor C
                                                                Shares may vary based on the
                                                                differences in sales loads and fees
                                                                paid by the shareholders investing in
                                                                each class.
                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                Investor B Shares
                                                                SINCE INCEPTION             NAV   CDSC*
                                                                (6/7/93 through 3/31/98)    8.77% 8.47%

   TOTAL RETURN (AS OF 3/31/98)

                                           PRIMARY A       PRIMARY B     INVESTOR A          INVESTOR B            INVESTOR C
Inception Date                           12/2/91         6/28/96         6/3/92                6/7/93              6/17/92
                                                                                         NAV          CDSC*
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                       16.06%          15.09%          15.77%          14.93%       9.93%        15.05%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
3 Years                                  12.09%          NA              11.81%          11.06%       10.24%       11.23%
5 Years                                  10.68%          NA              10.41%          NA           NA           9.69%
Since Inception                          8.47%           7.93%           8.15%           8.77%        8.47%        8.00%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

*Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

Figures at net asset value (NAV) do not reflect any sales charges.

Nations
International Growth
Fund Portfolio Manager Commentary*

                        IN THE FOLLOWING INTERVIEW, MR. O'NEILL SHARES HIS VIEWS ON NATIONS INTERNATIONAL GROWTH FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 1998 AND HIS CURRENT OUTLOOK.

PORTFOLIO MANAGER                     PLEASE DESCRIBE THE FUND'S PHILOSOPHY AND STYLE.
Brian O'Neill is Portfolio            The Fund emphasizes bottom-up stock selection, driven
Manager of Nations                    primarily by internally generated research. We look for
International Growth Fund and         companies that satisfy four key criteria: above-average
is the Principal Senior               earnings growth, strong management, acceptable valuation and
Investment Manager of the             appropriate balance-sheet characteristics. Although
Global Portfolio Team for             bottom-up stock selection is the focus of our investment
Gartmore Global Partners,             process, we also rely on macroeconomic analysis to identify
investment sub-adviser to the         the global themes that are most likely to provide investment
Fund. Gartmore Global Partners        opportunities, as well as sector analysis to identify
assumed the role of investment        industry trends.
sub-adviser to the Fund in July       WHAT WERE INTERNATIONAL ECONOMIC AND MARKET CONDITIONS LIKE
1997.                                 DURING THE REPORTING PERIOD?
                                      Global equity markets had a tumultuous ride over the 12
INVESTMENT OBJECTIVE                  months ended March 31, 1998. The ups and downs of the
The Fund seeks long-term              markets during this period reflected a combination of
capital growth by investing           extraordinary political and economic developments,
primarily in equity securities        particularly -- but not entirely -- in the Far East. Turmoil
of companies domiciled in             in Asia led to weaker growth elsewhere in the world. This,
countries outside the United          together with low inflation in both the United Kingdom and
States and listed on major            Continental Europe, created an environment that benefited
stock exchanges primarily in          certain sectors, including financial stocks, utilities,
Europe and the Pacific Basin.         pharmaceuticals and services, while hurting cyclical stocks, such as steel and paper, as well as other economically
PERFORMANCE REVIEW                    sensitive sectors, such as manufacturing. In Japan and the
For the period from May 17,           rest of Asia, however, the financial sector came under
1997 to March 31, 1998, Nations       pressure largely because of problem loans.
International Growth Fund             The reporting period began with stock markets in the Far
Primary A Shares provided a           East in a positive mode, a situation that quickly changed
total return of 7.39%.**              following the devaluation of Thailand's currency, the baht, on July 2, 1997. The weakness of the Thai baht precipitated the first of successive rounds of currency devaluations and stock market declines across the Pacific Rim.
                                      *The outlook of this Fund's portfolio manager may differ
                                      from that presented for other Nations Funds mutual funds.
                                      **The performance shown includes the effect of fee waivers by the investment adviser which has the effect of increasing total return.
                                      Source for all statistical data -- Gartmore Global Partners
                                      INVESTING IN INTERNATIONAL INVESTMENTS MAY INVOLVE SPECIAL
                                      RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS
                                      ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS
                                      AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH
                                      FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.
                                      PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
International Growth
Fund Portfolio Manager Commentary continued...

                                      By the end of September 1997, Japan, which had been the star performer among major non-U.S. stock markets the previous
                                      calendar quarter, had become the worst-performing market
                                      represented in the benchmark Morgan Stanley Capital
                                      International Europe, Australasia and Far East (MSCI EAFE)
                                      Index.*** Depreciation of the yen, weak consumer spending
                                      and the economic and financial turmoil of its Pacific Rim
                                      neighbors all contributed to the slide in the Japanese stock market.
                                      While events in Asia hurt stock markets globally, most of
                                      the impact outside the Pacific Rim was confined to the third quarter of the reporting period and primarily affected
                                      companies with exposure to Asia in terms of revenue.
                                      Otherwise, stock markets in the U.K. and Continental
                                      Europe -- particularly those in Italy, Spain and Portugal, which are aiming to benefit from participation in Economic and Monetary Union (EMU) -- rose throughout most of the
                                      period, fueled by increasing merger and acquisition
                                      activity, positive corporate news and favorable economic
                                      data.
ALTHOUGH THE FUND IS MANAGED          In the emerging markets, Latin America was initially hit
PRIMARILY IN A BOTTOM-UP STYLE,       harder by the Asian downturn than were most developed
ITS OVERWEIGHT STANCE IN              markets. However, Latin American stock markets generally
CONTINENTAL EUROPE AND                recovered enough to post modest gains by the end of the
UNDERWEIGHT POSITION IN JAPAN         reporting period. Asian stock markets also staged partial
PROVIDED THE MOST BENEFIT FROM        recoveries in the first three months of 1998.
A REGIONAL ALLOCATION                 WHAT COUNTRY OR REGIONAL ALLOCATION DECISIONS CONTRIBUTED
PERSPECTIVE.                          THE MOST TO THE FUND'S PERFORMANCE?
                                      Although the Fund is managed primarily in a bottom-up style, its overweight stance in Continental Europe and underweight position in Japan (relative to the benchmark MSCI EAFE
                                      Index) provided the most benefit from a regional allocation perspective. An overweighting in Ireland, one of the better performing markets in the MSCI EAFE Index, also added value.
                                      DID ANY PARTICULAR SECTOR DECISIONS CONTRIBUTE TO THE FUND'S
                                      PERFORMANCE?
                                      Within Europe, the Fund benefited from significant exposure to some of the best performing sectors, including financial services, support services and pharmaceuticals. An
                                      underweight position in financial stocks in Japan also
                                      contributed to the Fund's performance.
                                      WHAT ARE SOME EXAMPLES OF STOCKS HELD BY THE FUND THAT
                                      PERFORMED PARTICULARLY WELL?
                                      Individually, shares in Bank of Ireland and CRH, an Irish
                                      building materials company, added to performance. Other
                                      top-performing stocks included German software company SAP,
                                      British fund management
                                      ***Morgan Stanley Capital International Europe, Australasia
                                      and Far East Index is an unmanaged, capitalization-weighted index that tracks stocks traded on sixteen exchanges in
                                      Europe, Australia and the Far East. It is unavailable for
                                      investment.

Nations
International Growth
Fund Portfolio Manager Commentary continued...

                                      company Invescape, and British pharmaceutical giant
                                      SmithKline Beecham. In Australia, the Fund invested in
                                      Woolworths, Telstra and News Corp. Ltd., all of which posted strong gains.+
                                      WHAT INVESTMENT DECISIONS DETRACTED FROM THE FUND'S
                                      PERFORMANCE?
                                      The Fund began the period with heavy exposure to both Asian and non-Asian emerging markets, which had a negative impact on portfolio returns, as these markets underperformed. We
                                      substantially reduced these positions over the period. In
                                      the U.K., the Fund's exposure to Standard Chartered Bank,
                                      which suffered from Asian exposure, hurt performance.
                                      Performance was also hindered by its lack of exposure to
                                      financial stocks in Germany and Switzerland.
                                      WHAT IMPACT DID CURRENCY HAVE ON THE FUND'S PERFORMANCE?
                                      A broadly stronger U.S. dollar throughout most of the
                                      reporting period had a negative impact on performance.
                                      However, the British pound ended the period a fraction
                                      stronger against the dollar than it had been at the start of the period, providing some benefit to U.S. investors.
                                      WHAT IS YOUR INTERNATIONAL ECONOMIC AND MARKET OUTLOOK FOR
                                      THE YEAR AHEAD?
                                      The primary concern is the impact of the Asian slowdown on companies not only within the region, but also in Europe and
                                      Latin America. In Japan, it has become clear that the
                                      government's repeated attempts to stimulate economic growth through fiscal policy will not provide a long-term solution to the stagnant Japanese economy. Instead, Japan needs to
                                      make serious efforts to deregulate and open up its economy to foreign investors. In the meantime, with weakening
                                      domestic demand combined with close trade and investment
                                      links with the rest of the Pacific region, the outlook for
                                      Japanese corporate earnings has been revised downward.

                                      In Continental Europe, the pending transition to Economic
                                      and Monetary Union in 1999 should continue to temper
                                      government spending plans and encourage more cross-border
                                      equity investment. The upcoming September 1998 election in
                                      Germany, while important, is unlikely to disrupt stock
                                      markets because both candidates favor a strong, unified
                                      Europe. Overall, Europe should continue to experience a
                                      positive interest-rate environment, corporate restructurings and improving earnings -- all contributing to a favorable
                                      investment backdrop for stocks.
                                      +Portfolio holdings were current as of March 31, 1998, are subject to change and may not be representative of current holdings.

Nations
International Growth
Fund Portfolio Manager Commentary continued...

                                      WHAT INVESTMENT OPPORTUNITIES DO YOU ANTICIPATE IN THIS
                                      ENVIRONMENT?
                                      We believe that major investment opportunities will be found in Continental Europe and the U.K. Although the U.K. economy is experiencing a slowdown in the manufacturing sector, the services industry is booming. On the Continent, the economic climate remains buoyant heading into EMU, with peripheral
                                      markets such as Spain and Italy particularly strong because of increasingly favorable macroeconomic environments.
                                      Mergers and acquisitions across many sectors -- particularly in banking, insurance and pharmaceuticals -- should also
                                      help support European stock markets. In addition, the
                                      electronics and technology services sector appears poised
                                      for continued success due to increased demand related to the millennium computer "bug" and the transition to EMU.
                                      Overall, within Europe, we believe that the sectors in which the Fund is currently maintaining heavy exposure
                                      (particularly banking, insurance and pharmaceuticals) will tend to be favored, while cyclical stocks in which the Fund is currently underweighted (such as oil) may weaken.
                                      Outside of Europe, we see growth opportunities in Latin
                                      America, especially in Brazil, where valuations appear
                                      reasonable and the privatization process is on track.
                                      HOW ARE YOU POSITIONING THE FUND TO TAKE ADVANTAGE OF THESE
                                      ANTICIPATED DEVELOPMENTS?
                                      We have begun to increase the Fund's exposure to the U.K., with a particular emphasis on growth sectors such as
                                      financial services, pharmaceuticals and services. We remain cautious about Asia and will be very selective, avoiding
                                      exposure to many of the region's stock markets. We are more optimistic about Latin America, especially Brazil, where we expect to concentrate investments in large-capitalization
                                      stocks poised to benefit from an improving economic
                                      scenario. In Japan, we expect the Fund to remain
                                      underweighted, focusing on companies that appear best able to cope with the difficult market environment. The Fund's
                                      Japanese holdings will favor defensive stocks such as
                                      pharmaceuticals, as well as exporters who stand to benefit from the weak yen.

Nations
International Growth
Fund
   PORTFOLIO BREAKDOWN (AS A % OF NET ASSET VALUE AS OF 3/31/98)

[PIE CHART]

 2.2%  Brazil
 3.2%  Ireland
 3.7%  Australia
19.0%  Great Britain
 4.1%  Hong Kong
 4.1%  Italy
 4.3%  Sweden
 5.3%  Switzerland
14.1%  Japan
 5.9%  Spain
 6.5%  Netherlands
11.5%  France
 9.5%  Germany
 6.6%  Other

                                                                                 TOP TEN HOLDINGS
                                                                                 (AS A % OF NET ASSET VALUE AS OF 3/31/98)
                                                                                 -----------------------------------------
                                                                                   1  SAP AG                          3.7%
                                                                                 -----------------------------------------
                                                                                   2  Novartis AG                     3.5%
                                                                                 -----------------------------------------
                                                                                   3  Amvescap plc                    3.2%
                                                                                 -----------------------------------------
                                                                                   4  Telecom Italia Spa              3.1%
                                                                                 -----------------------------------------
                                                                                   5  Bank of Scotland                2.9%
                                                                                 -----------------------------------------
                                                                                   6  Accor SA                        2.9%
                                                                                 -----------------------------------------
                                                                                   7  Gas Natural SDG SA              2.7%
                                                                                 -----------------------------------------
                                                                                   8  Alcatel Alsthom Cie Generale    2.7%
                                                                                 -----------------------------------------
                                                                                   9  Getronics N.V.                  2.5%
                                                                                 -----------------------------------------
                                                                                  10  Smithkline Beecham ord          2.4%
                                                                                 -----------------------------------------
                                                                                 THE TOP TEN HOLDINGS ARE PRESENTED TO
                                                                                 ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
                                                                                 SECURITIES IN WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT AS
OF MARCH 31, 1998, ARE SUBJECT TO
CHANGE AND MAY NOT BE REPRESENTATIVE
OF CURRENT HOLDINGS.

Nations
International Growth
Fund  Performance
   GROWTH OF $10,000 INVESTMENT


Primary A Shares (as of 3/31/98)

Assumes the reinvestment of all distributions.

               Measurement Period                                                           'MSCI
             (Fiscal Year Covered)                'International Growth $16,906'     EAFE Index $15,625'
July 26 1993                                                   10000                        10000
                                                               10629                        10307
1993                                                           11550                        10403
                                                               11672                        10773
                                                               11664                        11331
                                                               12162                        11350
1994                                                           11547                        11242
                                                               11422                        11460
                                                               12137                        11552
                                                               12897                        12043
1995                                                           13164                        12540
                                                               13843                        12912
                                                               14531                        13126
                                                               14423                        13119
1996                                                           14635                        13338
                                                               14703                        13138
                                                               16375                        14854
                                                               16170                        14758
1997                                                           14933                        13612
Mar. 31 1998                                                   16906                        15625

Investor B Shares (as of 3/31/98)*

Assumes the reinvestment of all distributions.

               Measurement Period                                                           'MSCI
             (Fiscal Year Covered)                'International Growth $11,014'     EAFE Index $11,904'
July 1 1996                                                    10000                        10000
                                                                9897                         9995
1996                                                           10020                        10162
                                                               10043                        10010
                                                               11155                        11316
                                                               10974                        11244
1997                                                           10107                        10371
Mar. 31 1998                                                   11014                        11904


                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                Primary A Shares
                                                                SINCE INCEPTION
                                                                (7/26/93 through 3/31/98)      11.84%
                                                                The charts to the left show the growth
                                                                in value of a hypothetical $10,000
                                                                investment in Primary A and Investor B
                                                                Shares of Nations International Growth
                                                                Fund from the date each class of shares
                                                                was first offered. The Morgan Stanley
                                                                Capital International Europe,
                                                                Australasia and Far East Index ("MSCI
                                                                EAFE Index") is an unmanaged,
                                                                capitalization-weighted index that
                                                                tracks stocks traded on sixteen
                                                                exchanges in Europe, Australia and the
                                                                Far East. It is unavailable for
                                                                investment. The performance shown
                                                                reflects the performance of Primary A
                                                                and Investor B Shares. The performance
                                                                of Investor A and Investor C Shares may
                                                                vary based on the differences in sales
                                                                loads and fees paid by the shareholders
                                                                investing in each class.
                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                Investor B Shares
                                                                SINCE INCEPTION             NAV   CDSC*
                                                                (7/1/96 through 3/31/98)    7.80% 5.68%

  TOTAL RETURN (AS OF 3/31/98)

                                           PRIMARY A       INVESTOR A      INVESTOR B          INVESTOR C
Inception Date                           7/26/93         1/2/68              7/1/96            9/19/97
                                                                         NAV        CDSC*
------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                       14.81%          14.58%          13.53%     8.53%      7.04%
------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
3 Years                                  13.91%          13.65%          NA         NA         NA
5 Years                                  NA              11.63%          NA         NA         NA
10 Years                                 NA              8.90%           NA         NA         NA
Since Inception                          11.84%          11.77%          7.80%      5.68%      7.04%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.
Figures at net asset value (NAV) do not reflect any sales charges.
*Figures at CDSC reflect the maximum applicable contingent deferred sales charge.
The performance shown includes the effect of fee waivers by the investment adviser, which has the effect of increasing total return.
The performance shown reflects the performance of the Pilot International Equity Fund which was reorganized into Nations International Growth Fund on May 23, 1997.

Nations
Pacific Growth
Fund Portfolio Manager Commentary*

                        IN THE FOLLOWING INTERVIEW, MS. TEOH SHARES HER VIEWS ON NATIONS PACIFIC GROWTH FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 1998 AND HER CURRENT OUTLOOK.


PORTFOLIO MANAGER                     PLEASE DESCRIBE THE FUND'S PHILOSOPHY AND STYLE.
Seok Teoh is Principal                The Fund emphasizes growth at a reasonable price in
Portfolio Manager of Nations          selecting regions, markets and stocks. By combining active,
Pacific Growth Fund and               bottom-up stock selection with risk-controlled country
Portfolio Manager on the Far          allocation, we aim to build a portfolio with optimal
East Team of Gartmore Global          risk/return characteristics. Local contacts, fundamental
Partners, investment                  research and seasoned judgment are vital to our investment
sub-adviser to the Fund.              process.
INVESTMENT OBJECTIVE                  WHAT WERE REGIONAL ECONOMIC AND MARKET CONDITIONS LIKE
The Fund seeks long-term              DURING THE REPORTING PERIOD?
capital growth by investing           During the 12 months ended March 31, 1998, stock markets in
primarily in equity securities        the Pacific region (excluding Japan) plunged to levels not
of companies in the Pacific           seen since April 1993. At the beginning of the period, the
Basin and the Far East                markets of Hong Kong, Korea and Taiwan were buoyant leading
(excluding Japan).                    up to the transfer of Hong Kong to China on July 1, 1997.
PERFORMANCE REVIEW                    One day after the handover, however, Thailand devalued its
For the 12-month period ended         currency, the baht, as a first step toward a much-needed
March 31, 1998, Nations Pacific       economic overhaul. This triggered a wave of currency
Growth Fund Primary A Shares          devaluations across Asia -- prompted in part by speculative
provided a total return of            attacks on regional currencies -- leading to soaring
(28.35)%.                             interest rates, a general squeeze on credit, multiple bank failures, several corporate bankruptcies and plummeting
                                      stock market levels.
                                      In October 1997, Taiwan's central bank reversed an earlier decision to support its local currency through intervention, which led to higher interest rates. As a result, Hong Kong, whose currency is pegged to the U.S. dollar, was also forced to raise interest rates to defend against currency
                                      speculators. By November 1997, the crisis had spread to
                                      Korea, which joined Indonesia and Thailand in seeking
                                      emergency credit from the International Monetary Fund (IMF)
                                      to prevent debt moratoriums.
                                      Pacific Rim stock markets started to recover during January
                                      1998, with Korea and Thailand posting huge gains, but the
                                      rebound in Korea was short-lived. Indonesia, plagued by food riots and President Suharto's refusal to cooperate with IMF reforms, continued to suffer stock market setbacks.
                                      *The outlook of this Fund's portfolio manager may differ
                                      from that presented for other Nations Funds mutual funds.
                                      Source for all statistical data -- Gartmore Global Partners.
                                      INVESTING IN INTERNATIONAL INVESTMENTS MAY INVOLVE SPECIAL
                                      RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS
                                      ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS
                                      AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH
                                      FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.
                                      PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
Pacific Growth
Fund Portfolio Manager Commentary continued ...

THE FUND'S PERFORMANCE WAS            The Australian stock market -- which had offered a measure
HELPED BY OUR EARLY MOVE TO AN        of stability during the worst of the Pacific Rim market
OVERWEIGHT STANCE IN AUSTRALIA.       decline -- began to lose some of its buoyancy toward the end of the reporting period because of a fall in commodity
                                      stocks and concerns about the effects of the Asian financial crisis on intraregional trade.
                                      WHAT COUNTRY ALLOCATION DECISIONS CONTRIBUTED THE MOST TO
                                      THE FUND'S PERFORMANCE?
                                      The Fund's performance was helped by our early move to an
                                      overweight stance in Australia, which became a relative
                                      "safe haven" for investors in the Pacific region during the crisis. Early in the period, the Fund benefited from an
                                      initially overweight exposure to Hong Kong. Our decision to underweight the Malaysian stock market during the period was also beneficial.
                                      WHAT COUNTRY ALLOCATION DECISIONS DETRACTED FROM THE FUND'S
                                      PERFORMANCE?
                                      The Fund's underweight position in Taiwan, which
                                      consistently outperformed the benchmark Morgan Stanley
                                      Capital International Combined Far East (ex Japan) Free
                                      Index (MSCI Far East Index)** during the period, was the
                                      biggest detriment to the Fund's performance. While we have been steadily increasing exposure to the Taiwanese stock
                                      market, access to direct investments for foreign investors remains limited.

A SUBSTANTIAL WEIGHTING IN            DID ANY PARTICULAR SECTOR DECISIONS CONTRIBUTE TO THE FUND'S
FINANCIAL AND UTILITY STOCKS IN       PERFORMANCE?
HONG KONG ADDED VALUE TO THE          A substantial weighting in financial and utility stocks in
FUND.                                 Hong Kong added value to the Fund, as both sectors sustained momentum for much of the period. For example, financial
                                      stocks rose 27.2% in U.S. dollar terms during the period,
                                      while the broad blue-chip stocks in Hong Kong fell 1.2%.
                                      Conversely, low exposure to financial stocks in southeast
                                      Asian markets such as Indonesia and Thailand helped the
                                      Fund. In addition, the Fund benefited from its emphasis on the stocks of export-oriented issuers in Korea, Singapore
                                      and Taiwan.
                                      WHAT ARE SOME EXAMPLES OF STOCKS HELD BY THE FUND THAT
                                      PERFORMED PARTICULARLY WELL?
                                      Among the Fund's best performing stocks were Telstra (an
                                      Australia-based telecommunications company), HSBC Holdings
                                      (Hong Kong's largest commercial bank) and Siliconware
                                      (Taiwan), an electronics firm.***
                                      **The Morgan Stanley Capital International Combined Far East
                                      (ex Japan) Free Index is an unmanaged,
                                      capitalization-weighted index that tracks 7 countries and
                                      represents only those securities that are available for
                                      investment by international investors. It is unavailable for investment.
                                      ***Portfolio holdings were current as of March 31, 1998, are subject to change and may not be representative of current holdings.

Nations
Pacific Growth
Fund Portfolio Manager Commentary continued ...

                                      WHAT INVESTMENT DECISIONS HINDERED OVERALL FUND PERFORMANCE
                                      DURING THE PERIOD?
                                      Overexposure to mid-capitalization stocks in Malaysia and
                                      Indonesia hurt performance, as did heavy exposure to
                                      financial stocks in Malaysia and Singapore early in the
                                      period. Among individual stocks, Rashid Hussain (Malaysia),
                                      Woodside Petroleum (Australia) and RHB Capital (Malaysia)
                                      had disappointing performance.

                                      WHAT IS YOUR REGIONAL ECONOMIC AND MARKET OUTLOOK FOR THE
                                      YEAR AHEAD?
                                      Developments in Japan will be crucial to the performance of stock markets throughout Asia because of Japan's importance as an economic engine for the region. Outside of Japan,
                                      Malaysia continues to be the market that matters most. It
                                      remains a significant part of the benchmark MSCI Far East
                                      Index, and we are wary of its prospects -- particularly in the banking sector, which we believe is vulnerable to
                                      further trouble.
                                      The health of the Chinese economy will be another key factor that could help or hinder a medium-term recovery in Asia.
                                      Strong deflationary pressure in China, caused by massive
                                      restructuring plans, could hamper the pace of economic
                                      recovery in Asia during the coming year.
                                      Also important will be the outcome of the standoff between
                                      Indonesian President Suharto and the IMF, which is pressing for economic reforms and an end to political cronyism. Left unaddressed, conditions in Indonesia could result in
                                      hyperinflation.
                                      In Hong Kong, the recent budget demonstrated the former
                                      colony's fiscal strength and the government's commitment to stability in the residential property market.
                                      WHAT INVESTMENT OPPORTUNITIES DO YOU ANTICIPATE IN THIS
                                      ENVIRONMENT?
                                      We believe that the property sector in Hong Kong could be
                                      favorable if the outlook for interest rates improves. In
                                      Thailand, we are encouraged by progress in restructuring the corporate and banking sectors. Otherwise, markets such as
                                      Taiwan, the Philippines and Singapore should continue to
                                      offer opportunities for bargain hunters, as current stock
                                      values are low and longer-term earnings prospects are
                                      positive.

Nations
Pacific Growth
Fund Portfolio Manager Commentary continued ...

                                      HOW ARE YOU POSITIONING THE FUND TO TAKE ADVANTAGE OF THESE
                                      ANTICIPATED DEVELOPMENTS?
                                      We have already begun to take advantage of current low
                                      prices for selected stocks in Taiwan, the Philippines and
                                      Singapore. In Taiwan, we favor domestic companies and
                                      exporters. The Fund remains underweighted in Hong Kong but not aggressively so. We will seek to add selectively to the
                                      Fund's Hong Kong property stocks, but only if the
                                      interest-rate outlook is positive. In Thailand, we expect to add to the Fund's blue-chip stock holdings if this is
                                      justified by the medium-term outlook for profits.

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/98)

[PIE CHART]

 0.9%  Other
 1.0%  New Zealand
 1.3%  Indonesia
 2.2%  South Korea
 2.3%  Thailand
 4.7%  Philippines
 9.4%  Malaysia
10.9%  Singapore
11.3%  Taiwan
18.5%  Australia
37.5%  Hong Kong

                                                                                 TOP TEN HOLDINGS
                                                                                 (AS A % OF NET ASSETS AS OF 3/31/98)
                                                                                 -----------------------------------------
                                                                                   1  HSBC Holdings plc               6.4%
                                                                                 -----------------------------------------
                                                                                   2  Telstra Corporation Ltd., ADR   5.2%
                                                                                 -----------------------------------------
                                                                                   3  Hutchison Whampoa Ltd.          4.5%
                                                                                 -----------------------------------------
                                                                                   4  Taiwan American Fund Ltd.       4.2%
                                                                                 -----------------------------------------
                                                                                   5  Hang Seng Bank Ltd.             3.7%
                                                                                 -----------------------------------------
                                                                                   6  CLP Holdings Ltd.               3.4%
                                                                                 -----------------------------------------
                                                                                   7  Cheung Kong Holdings Ltd.       3.4%
                                                                                 -----------------------------------------
                                                                                   8  Sun Hung Kai Properties         3.2%
                                                                                 -----------------------------------------
                                                                                   9  Rothmans of Pall Mall           3.1%
                                                                                 -----------------------------------------
                                                                                  10  ASE Test Ltd., GDR              3.0%
                                                                                 -----------------------------------------
                                                                                 THE TOP TEN HOLDINGS ARE PRESENTED TO
                                                                                 ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
                                                                                 SECURITIES IN WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT AS
OF MARCH 31, 1998, ARE SUBJECT TO
CHANGE AND MAY NOT BE REPRESENTATIVE
OF CURRENT HOLDINGS.

Nations
Pacific Growth
Fund Performance
   GROWTH OF $10,000 INVESTMENT

Primary A Shares (as of 3/31/98)

Assumes the reinvestment of all distributions.

               Measurement Period                     'Pacific Growth               'MSCI Far
             (Fiscal Year Covered)                      Fund $7,517'            East Index $7,389'
June 30 1995                                               10000                      10000
                                                            9710                      10383
1995                                                        9745                      10894
                                                           10266                      11101
                                                           10383                      11168
                                                           10282                      10670
1996                                                       10773                       9796
                                                           10491                       8763
                                                           11509                      10514
                                                            9938                       9135
1997                                                        7238                       7190
Mar. 31 1998                                                7517                       7389

Investor B Shares (as of 3/31/98)*

Assumes the reinvestment of all distributions.

               Measurement Period                     'Pacific Growth               'MSCI Far
             (Fiscal Year Covered)                      Fund $7,097'            East Index $7,389'
June 30 1995                                               10000                      10000
                                                            9690                      10383
1995                                                        9698                      10894
                                                           10188                      11101
                                                           10279                      11168
                                                           10148                      10670
1996                                                       10609                       9796
                                                           10309                       8763
                                                           11279                      10514
                                                            9718                       9135
1997                                                        7054                       7190
Mar. 31 1998                                                7097                       7389


                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                Primary A Shares
                                                                SINCE INCEPTION
                                                                (6/30/95 through 3/31/98)    (9.86)%
                                                                The charts to the left show the growth
                                                                in value of a hypothetical $10,000
                                                                investment in Primary A and Investor B
                                                                Shares of Nations Pacific Growth Fund
                                                                from the date each class of shares was
                                                                first offered. The Morgan Stanley
                                                                Capital International Combined Far East
                                                                (ex Japan) Free Index ("MSCI Far East
                                                                Index") is an unmanaged,
                                                                capitalization-weighted index that
                                                                tracks 7 countries and represents only
                                                                those securities that are available for
                                                                investment by international investors.
                                                                It is unavailable for investment. The
                                                                performance shown reflects the
                                                                performance of Primary A and Investor B
                                                                Shares. The performance of Primary B,
                                                                Investor A, and Investor C Shares may
                                                                vary based on the differences in sales
                                                                loads and fees paid by the shareholders
                                                                investing in each class.
                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                Investor B Shares
                                                                SINCE
                                                                INCEPTION          NAV     CDSC*
                                                                (6/30/95 through
                                                                3/31/98)        (10.75)% (11.72)%

  TOTAL RETURN (AS OF 3/31/98)

                                           PRIMARY A       PRIMARY B       INVESTOR A       INVESTOR B             INVESTOR C
Inception Date                           6/30/95         6/28/96         6/30/95             6/30/95               6/30/95
                                                                                         NAV          CDSC*
------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                       (28.35)%        (28.77)%        (28.59)%        (29.04)%     (32.57)%     (28.91)%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
Since Inception                          (9.86)%         (17.22)%        (10.12)%        (10.75)%     (11.72)%     (10.53)%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

*Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

Figures at net asset value (NAV) do not reflect any sales charges.

Nations
Emerging Markets
Fund Portfolio Manager Commentary*

                        IN THE FOLLOWING INTERVIEW, MR. EHRMANN SHARES HIS VIEWS ON NATIONS EMERGING MARKETS FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 1998 AND HIS CURRENT OUTLOOK.

PORTFOLIO MANAGER                     PLEASE DESCRIBE THE FUND'S PHILOSOPHY AND STYLE.
Philip Ehrmann is Principal           The Fund emphasizes growth at a reasonable price in
Portfolio Manager of Nations          selecting regions, markets and stocks. By combining active,
Emerging Markets Fund and is          bottom-up stock selection with risk-controlled country
the Head of the Emerging              allocation, we aim to build a portfolio with optimal
Markets Team for Gartmore             risk/return characteristics. Because emerging markets can
Global Partners, investment           change rapidly, the ability to move freely between markets
sub-adviser to the Fund.              to take advantage of shifting economic conditions is
INVESTMENT OBJECTIVE                  important to our active management style. Therefore, we
The Fund seeks long-term              emphasize larger, more liquid securities.
capital growth by investing           WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE IN THE
primarily in equity securities        EMERGING MARKETS ARENA DURING THE REPORTING PERIOD?
of companies in emerging market       Without question, the overriding influence on emerging
countries, such as those in           markets during the 12 months ended March 31, 1998, was the
Latin America, Eastern Europe,        precipitous fall in stock markets across Asia. Although the
the Pacific Basin, the Far            storm clouds had been gathering since the beginning of the
East, Africa and India.               period -- with deteriorating economic fundamentals putting
PERFORMANCE REVIEW                    pressure on corporate earnings across the region -- what
For the 12-month period ended         became a fully blown Asian currency crisis sparked a global
March 31, 1998, Nations               decline in stock values in October 1997, from which
Emerging Markets Fund Primary A       non-Asian emerging markets could hardly escape.
Shares provided a total return        The Asian crisis, however, did not prevent emerging markets
of (6.39)%.                           outside the region from rising for the period as a whole --
                                      testimony to the diverse nature of these markets. Latin
                                      American markets came under heavy pressure but recovered
                                      their poise fairly quickly and ended the period 11.2% higher in U.S. dollar terms as measured by the International
                                      Finance Corporation (IFC) Latin America Index. Mexico's rise was particularly strong (+25.2% in U.S. dollar terms), while
                                      Brazil (+12.5%) and Argentina (+14.0%) enjoyed reasonably
                                      good returns in U.S. dollar terms.
                                      *The outlook of this Fund's portfolio manager may differ
                                      from that presented for other Nations Funds mutual funds.
                                      Source for all statistical data -- Gartmore Global Partners
                                      INVESTING IN INTERNATIONAL INVESTMENTS MAY INVOLVE SPECIAL
                                      RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS
                                      ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS
                                      AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH
                                      FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.
                                      PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
Emerging Markets
Fund Portfolio Manager Commentary continued...

                                      Among emerging European markets, Portugal soared 86.1% and
                                      Hungary gained 46.7% in U.S. dollar terms. Elsewhere, India registered a gain of 5.1% in U.S. dollar terms. Russia
                                      attracted investor interest and was added to the benchmark
                                      IFC Investables Index in November 1997.**
                                      HOW DID U.S. STOCK MARKET VOLATILITY IN 1997 AFFECT THE
                                      EMERGING MARKETS?
                                      Emerging markets clearly felt the impact of stock market
                                      volatility in the U.S. during the period. Historically, the correlation between the emerging markets and the U.S. stock market has been relatively low. For example, over the past five years, the correlation between the Standard & Poor's
                                      500 Composite Stock Price Index (S&P 500 Index) and the IFC
                                      Composite was only about 0.4. (The higher the correlation
                                      between the two indexes, the more they would be expected to rise and fall in lockstep. A perfect correlation would be
                                      1.0.) For the reporting period, however, the correlation
                                      between the IFC Composite and the S&P 500 was unusually
                                      high, at approximately 0.8. This higher correlation was
                                      somewhat of an anomaly, reflecting the extreme effects of
                                      the October 1997 plunge on Wall Street, which sent stock
                                      markets down across the world.+

The Fund gained the most              WHAT COUNTRY OR REGIONAL ALLOCATION DECISIONS CONTRIBUTED
benefit from an underweighting        THE MOST TO THE FUND'S PERFORMANCE?
in the Far East relative to the       The Fund gained the most benefit from an underweighting in
IFC Investables Index. In             the Far East relative to the IFC Investables Index. In
particular, our early reduction       particular, our early reduction in exposure to Malaysia and
in exposure to Malaysia and           lack of exposure to Thailand added relative value, as these
lack of exposure to Thailand          markets were among the hardest hit by the Asian financial
added relative value.                 crisis. At the same time, the Fund's overweight position in
                                      Latin America added value, as did exposure to emerging
                                      European markets such as Hungary, Poland and Portugal.
                                      WHAT OTHER INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S
                                      PERFORMANCE?
                                      The Fund enjoyed notably strong relative performance in
                                      Israel, primarily due to its investment in Supersol, the
                                      country's leading food retailer; this investment has
                                      recently been sold. In South Africa, the Fund's investment in Nedcor helped lead to outperformance. In Brazil, the Fund realized higher returns through investments in such leading companies as Telebras.++
                                      **The IFC Latin America Index is an unmanaged,
                                      capitalization-weighted index which tracks stocks in
                                      Argentina, Brazil, Chile, Colombia, Mexico, Peru and
                                      Venezuela. It is unavailable for investment.
                                      +The IFC Composite is used in the computations as opposed to the IFC Investables Index because of the composite's longer history. The IFC Composite Index is a
                                      capitalization-weighted index, investing in 32 countries
                                      from the perspective of domestic investors. It is unmanaged and unavailable for investment. The S&P 500 index is a
                                      market-capitalization-weighted Index that measures the
                                      market value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is
                                      unmanaged and unavailable for investment.
                                      ++Portfolio holdings were current as of March 31, 1998, are subject to change and may not be representative of current holdings.
                                      The IFC Investables Index is an unmanaged,
                                      capitalization-weighted index which tracks more than 4,400 stocks in 25 emerging markets in Asia, Latin America,
                                      Eastern Europe, Africa and the Middle East. It is
                                      unavailable for investment.

Nations
Emerging Markets
Fund Portfolio Manager Commentary continued...

                                      WHAT ARE SOME EXAMPLES OF STOCKS IN THE FUND THAT PERFORMED
                                      PARTICULARLY WELL?
                                      Among the Fund's best performing individual stocks were oil and gas company Tatneft (Russia), Yapi Kredi Bank (Turkey),
                                      Hellenic Bottling (Greece) and cement company Cimpor
                                      (Portugal).
                                      WHAT INVESTMENT DECISIONS HINDERED OVERALL PORTFOLIO
                                      PERFORMANCE DURING THE PERIOD?
                                      The Fund was underweighted in Turkey, where the stock market rose impressively during the period. In terms of stock
                                      selection, performance was also hurt by our decision to hold
                                      United Engineers (Malaysia), a cash-rich company that was
                                      effectively forced to acquire a nearly bankrupt construction company in the wake of the Asian crisis. Other stocks with disappointing performance for the period included LG
                                      Information & Communications (Korea) and Resorts World
                                      (Malaysia).
                                      WHAT IS YOUR ECONOMIC AND MARKET OUTLOOK FOR THE EMERGING
                                      MARKETS IN THE YEAR AHEAD?
                                      In Latin America, most stock market valuations remain
                                      reasonable. This is particularly true in Brazil, where
                                      cyclical economic conditions are favorable and interest
                                      rates are still high but falling rapidly. Monetary policy
                                      has been tightened in Mexico, which we had expected and
                                      believe to be appropriate. Low oil prices, if they persist, could restrain output growth in Mexico, but this restraint is not unwelcome if it causes Mexican authorities to
                                      maintain tight monetary policy.
                                      In Asia, progress will likely be slow. The process of
                                      recapitalizing the Thai, Korean and Indonesian banking
                                      systems is only beginning. Until economic and corporate
                                      fundamentals stabilize, these markets are likely to remain vulnerable and volatile.
                                      WHAT INVESTMENT OPPORTUNITIES DO YOU ANTICIPATE IN THIS
                                      ENVIRONMENT?
                                      Thailand and Korea are emerging from the Asian crisis with some credit and may present selective opportunities.
                                      Similarly, Malaysia, which has avoided an external debt
                                      crisis, has announced reforms in the recent budget which, if implemented, would provide clear evidence of an improving
                                      trend.
                                      In Brazil, confidence has been bolstered by a rapid
                                      reduction in domestic interest rates, which have fallen from over 40% at the peak of the Asian currency debacle to less than 30%.
                                      Among European emerging markets, economic and market
                                      fundamentals look positive in Hungary and Poland. In
                                      addition, Greece has now committed itself to fiscal and
                                      monetary discipline that is likely to act as the precursor to lower interest rates and sustained growth. However, the
                                      Portuguese stock market, having outperformed other markets in the IFC Investables Index so strongly, could suffer from profit-taking.

Nations
Emerging Markets
Fund Portfolio Manager Commentary continued...

                                      HOW ARE YOU POSITIONING THE FUND TO TAKE ADVANTAGE OF THESE
                                      ANTICIPATED DEVELOPMENTS?
                                      We are likely to maintain the Fund's overweightings in
                                      Hungary, Poland and Latin America. In Asia, we have begun to reduce the magnitude of the Fund's substantial
                                      underweighting by adding positions for the first time in
                                      almost two years. The Fund's Asian investments, however, are focused only on the strongest business franchises currently selling at what we believe to be deeply depressed prices.

  PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/98)

[PIE CHART]

26.6%  Other
 4.8%  Taiwan
 3.9%  Greece
 4.5%  Chile
 4.6%  Malaysia
 5.1%  India
 5.2%  Argentina
 5.3%  Hong Kong
 7.0%  South Africa
14.4%  Mexico
18.6%  Brazil

                                                                                 TOP TEN HOLDINGS
                                                                                 (AS A % OF NET ASSETS AS OF 3/31/98)
                                                                                 -----------------------------------------
                                                                                   1  Telebras, ADR                   5.1%
                                                                                 -----------------------------------------
                                                                                   2  East European Development       3.2%
                                                                                      Fund
                                                                                 -----------------------------------------
                                                                                   3  Petroleo Brasileiros NPV        2.5%
                                                                                 -----------------------------------------
                                                                                   4  Carso Global Telecom, ADR       2.5%
                                                                                 -----------------------------------------
                                                                                   5  Amalgamated Banks of South      2.3%
                                                                                      Africa
                                                                                 -----------------------------------------
                                                                                   6  Compania Vale do Rio Doce,      2.2%
                                                                                      ADR
                                                                                 -----------------------------------------
                                                                                   7  Grupo Carso SA de CV, ADR       2.2%
                                                                                 -----------------------------------------
                                                                                   8  Grupo Televisa SA, GDR          1.9%
                                                                                 -----------------------------------------
                                                                                   9  Formosa Fund, IDR               1.9%
                                                                                 -----------------------------------------
                                                                                  10  CEMIG Companhia, New, ADR       1.9%
                                                                                 -----------------------------------------
                                                                                 THE TOP TEN HOLDINGS ARE PRESENTED TO
                                                                                 ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
                                                                                 SECURITIES IN WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT AS
OF MARCH 31, 1998, ARE SUBJECT TO
CHANGE AND MAY NOT BE REPRESENTATIVE
OF CURRENT HOLDINGS.

Nations
Emerging Markets
Fund  Performance
   GROWTH OF $10,000 INVESTMENT

Primary A Shares (as of 3/31/98)

Assumes the reinvestment of all distributions.

               Measurement Period
             (Fiscal Year Covered)                'Emerging Markets $10,839'   'IFC Investables Index $9,460'
June 30 1995                                                 10000                          10000
                                                              9880                           9853
1995                                                          9782                           9560
                                                             10342                          10147
                                                             10761                          10850
                                                             10410                          10492
1996                                                         10636                          10314
                                                             11580                          11304
                                                             12680                          12079
                                                             12312                          10993
1997                                                         10318                           8814
Mar. 31 1998                                                 10839                           9460

Investor B Shares (as of 3/31/98)*

Assumes the reinvestment of all distributions.

               Measurement Period
             (Fiscal Year Covered)                'Emerging Markets $10,252'   'IFC Investables Index $9,460'
June 30 1995                                                 10000                          10000
                                                              9850                           9853
1995                                                          9730                           9560
                                                             10260                          10147
                                                             10650                          10850
                                                             10280                          10492
1996                                                         10471                          10314
                                                             11377                          11304
                                                             12433                          12079
                                                             12040                          10993
1997                                                         10069                           8814
Mar. 31 1998                                                 10252                           9460


                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                Primary A Shares
                                                                SINCE INCEPTION
                                                                (6/30/95 through 3/31/98)       2.97%
                                                                The charts to the left show the growth
                                                                in value of a hypothetical $10,000
                                                                investment in Primary A and Investor B
                                                                Shares of Nations Emerging Markets Fund
                                                                from the date each class of shares was
                                                                first offered. The IFC Investables
                                                                Index is an unmanaged,
                                                                capitalization-weighted index which
                                                                tracks more than 4,400 stocks in 25
                                                                emerging markets in Asia, Latin
                                                                America, Eastern Europe, Africa and the
                                                                Middle East. It is unavailable for
                                                                investment. The performance shown
                                                                reflects the performance of Primary A
                                                                and Investor B Shares. The performance
                                                                of Primary B, Investor A and Investor C
                                                                Shares may vary based on the
                                                                differences in sales loads and fees
                                                                paid by the shareholders investing in
                                                                each class.
                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                Investor B Shares
                                                                SINCE INCEPTION              NAV  CDSC*
                                                                (6/30/95 through 3/31/98)   1.97% 0.91%

   TOTAL RETURN (AS OF 3/31/98)

                                           PRIMARY A       PRIMARY B       INVESTOR A      INVESTOR B          INVESTOR C
Inception Date                           6/30/95         6/28/96         6/30/95            6/30/95            6/30/95
                                                                                         NAV        CDSC*
-----------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                       (6.39)%         (6.80)%         (6.60)%         (7.25)%    (11.89)%   (7.17)%
-----------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
Since Inception                          2.97%           0.02%           2.74%           1.97%      0.91%      2.19%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

*Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

Figures at net asset value (NAV) do not reflect any sales charges.

NATIONS FUNDS
Nations International Equity Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                        MARCH 31, 1998

  SHARES                                                 VALUE
------------------------------------------------------------------
COMMON STOCKS -- 93.5%
             ARGENTINA -- 0.9%
   115,000   Banco de Galicia y Buenos Aires SA de
              C.V., ADR...........................    $  2,817,500
   268,182   Dalmine Siderca SA...................         713,468
   217,000   Perez Compac, ADR....................       2,947,273
    70,000   Y.P.F. Sociedad Anonima, ADR.........       2,380,000
                                                      ------------
                                                         8,858,241
                                                      ------------
             AUSTRALIA -- 2.6%
   420,000   Australia & New Zealand Bank Group
              Ltd.................................       2,806,720
 1,500,000   Fosters Brewing Group ord............       3,265,243
   230,000   National Australia Bank Ltd. ord.....       3,273,381
   550,000   News Corporation Ltd.................       3,628,158
 2,100,000   Quantas Airway Ltd...................       3,431,979
   160,000   Rio Tinto Ltd........................       2,101,401
    60,000   Telestra Corporation Ltd., ADR.......       3,090,000
   687,000   WMC Ltd..............................       2,354,588
                                                      ------------
                                                        23,951,470
                                                      ------------
             BRAZIL -- 3.4%
   110,000   CEMIG Companhia, New, ADR............       5,225,000
   150,000   Companhia Brasileira de Distribuicao
              Grupo Pao de Acucar, ADR............       3,450,000
   235,000   Companhia Cervejaria Brahma, ADR.....       3,642,500
   210,000   Compania Vale Do Rio Doce, ADR.......       4,935,000
   130,000   Electrobras, ADR.....................       3,217,500
    97,000   Petroleo Brasileiros SA, ADR.........       2,271,061
    69,000   Telebras, ADR........................       8,957,063
                                                      ------------
                                                        31,698,124
                                                      ------------
             CHILE -- 0.8%
   130,000   Cia de Telecomunicaciones de Chile
              SA, ADR.............................       3,583,125
   120,000   Enersis SA, ADR......................       3,787,500
                                                      ------------
                                                         7,370,625
                                                      ------------
             DENMARK -- 1.1%
   110,000   Tele Danmark A/S, Series B...........       9,977,678
                                                      ------------
             FRANCE -- 10.2%
   120,000   AXA-UAP..............................      12,347,391
    78,000   Cap Gemini Sogeti SA.................       9,157,971
    12,000   Carrefour SA.........................       7,063,947
    20,375   Pinault-Printemps-Redoute SA.........      15,740,061
   170,000   Schneider SA.........................      13,077,978
    45,000   Societe Generale.....................       8,999,274
    95,000   Societe National Elf Aquitaine.......      12,440,932
   135,475   TOTAL, "B" Shares ord................      16,255,689
                                                      ------------
                                                        95,083,243
                                                      ------------
             GERMANY -- 7.3%
   155,000   Bayerische Hypotheken-UND Wechsel
              Bank................................       8,458,733
    10,600   Bayerische Motoren Werke AG..........      11,712,549
   157,000   Bayerische Vereinsbank...............      11,452,114
   180,000   Hoechst AG...........................       7,046,333

  SHARES                                                 VALUE
------------------------------------------------------------------
             GERMANY -- (CONTINUED)
    17,000   Mannesmann AG........................    $ 12,437,120
   140,000   RWE AG...............................       7,526,678
   132,000   Veba AG..............................       9,357,504
                                                      ------------
                                                        67,991,031
                                                      ------------
             GREAT BRITAIN -- 20.9%
   451,750   Bass plc.............................       8,658,821
 1,700,000   BG plc...............................       8,821,974
   500,000   British Land Company plc ord.........       6,277,495
   660,290   British Petroleum Company ord........       9,527,899
   806,000   British Telecommunications ord.......       8,770,080
   700,000   Diageo plc...........................       8,237,748
   700,000   Electra Investment Trust plc ord.....       7,054,231
   388,000   E.M.A.P. ord.........................       7,307,005
   285,000   General Accident plc ord.............       7,032,301
   402,600   Glaxo Wellcome plc ord...............      10,830,407
   272,000   Kingfisher ord.......................       5,095,117
   887,200   Lloyds TSB Group plc.................      13,797,245
    95,000   Misys plc............................       4,704,104
   470,000   Next ord.............................       4,555,453
   430,000   Pearson ord..........................       6,982,249
   460,000   Provident Financial plc ord..........       7,307,674
   430,000   Prudential Corporation...............       6,320,015
 1,000,000   Shell Transport and Trading ord......       7,348,855
   295,000   Siebe plc............................       6,434,600
   940,000   Smithkline Beecham ord+..............      11,880,369
   910,740   Southern Electric plc+...............       8,293,702
   700,000   Unilever ord.........................       6,620,665
   161,000   United Utilities ord.................       2,386,545
 1,089,177   Vodafone Group plc ord...............      11,386,390
   231,000   Zeneca Group plc ord.................       9,953,496
                                                      ------------
                                                       195,584,440
                                                      ------------
             HONG KONG -- 1.9%
   240,000   Cheung Kong Holdings Ltd.............       1,703,512
   428,000   CLP Holdings Ltd.....................       2,154,168
   247,000   Hang Seng Bank Ltd...................       2,414,631
 1,109,000   Hong Kong Telecommunications.........       2,289,933
    69,800   HSBC Holdings plc....................       2,134,887
   380,000   Hutchinson Whampoa Ltd...............       2,672,706
   275,000   Sun Hung Kai Properties..............       1,872,088
   430,000   Swire Pacific, "A" Shares............       2,275,220
                                                      ------------
                                                        17,517,145
                                                      ------------
             HUNGARY -- 0.1%
    32,000   Magyar Olaj-ES Gazipare, GDR.........         980,800
                                                      ------------
             INDIA -- 0.2%
   190,000   Reliance Industries Ltd., GDS++......       1,586,500
    42,500   State Bank of India, GDR++...........         751,719
                                                      ------------
                                                         2,338,219
                                                      ------------
             IRELAND -- 2.0%
   700,000   Bank of Ireland ord..................      13,815,525
    70,000   Elan Corp plc, ADR...................       4,523,750
                                                      ------------
                                                        18,339,275
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations International Equity Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1998

  SHARES                                                 VALUE
------------------------------------------------------------------
             ITALY -- 4.0%
    70,000   ENI Spa ADR..........................    $  4,742,500
   750,000   Ente Nazionale Idrocarburi Spa.......       5,106,208
 2,690,000   Telecom Italia Mobile Spa............      14,443,497
 1,650,000   Telecom Italia Spa...................      12,992,874
                                                      ------------
                                                        37,285,079
                                                      ------------
             JAPAN -- 11.3%
   320,000   Bank of Tokyo -- Mitsubushi..........       3,888,243
   280,000   Daichi Pharmaceutical Company........       3,549,222
   400,000   Fujitsu Ltd..........................       4,170,261
   127,000   Honda Motor Company..................       4,572,286
       477   Japan Tobacco Inc....................       3,563,413
   150,000   Marui Company, Ltd...................       2,306,394
   227,000   Matsushita Electric Industrial
              Company Ltd.........................       3,643,578
   150,000   Matsushita Electric Works............       1,473,842
   503,000   Mitsui Fudosan Company...............       4,791,374
   400,000   NCR Japan Ltd........................       1,338,084
   240,000   NEC Corporation......................       2,412,151
    38,000   Nidec Corporation....................       1,767,110
 1,000,000   Nippon Sanso.........................       2,550,159
     1,207   Nippon Telephone & Telegraph
              Corporation.........................      10,048,903
        98   NTT Data Communications Systems
              Company.............................       4,358,822
   350,000   Ricoh Company........................       3,517,720
    20,000   Rohm Company.........................       1,830,114
   600,000   Sakura Bank Ltd......................       2,128,633
    80,000   Secom Company Ltd....................       4,890,306
    28,000   Shinko Electric Industries Company...       1,163,473
   204,000   Shiseido Company Ltd.................       2,341,046
   150,000   Shochiku Company Ltd.................         644,665
    11,000   Shohkoh Fund Company.................       3,671,479
    62,000   Sony Corporation.....................       5,254,828
   275,000   Sumitomo Electric Industries.........       3,547,722
   100,000   Takeda Chemical Industries...........       2,542,659
    67,000   TDK Corporation......................       5,176,074
   135,000   Tokyo Broadcasting Systems Inc.......       1,549,222
   255,000   Tokyo Electric Power Company.........       4,819,801
   470,000   Toshiba Ceramics Company Ltd.........       1,829,589
   100,000   Toyota Motor Company.................       2,662,666
   157,000   Yamanouchi Pharmaceutical Company....       3,603,375
                                                      ------------
                                                       105,607,214
                                                      ------------
             MALAYSIA -- 0.4%
   800,000   Berjaya Sports Toto Berhad...........       2,169,863
   800,000   Petronas Gas Berhad..................       2,126,027
                                                      ------------
                                                         4,295,890
                                                      ------------
             MEXICO -- 2.6%
   475,000   Carso Global Telecom, ADR............       3,586,250
   260,000   Cifra SA de CV, ADR Series 'B'.......       4,680,000
   282,000   Empresas ICA SA de CV, ADR...........       3,384,000
   405,000   Grupo Carso SA de CV, ADR++..........       5,103,000
   100,000   Grupo Televisa SA, GDR...............       3,662,500
    97,000   Panamerican Beverages, Class A.......       3,892,125
                                                      ------------
                                                        24,307,875
                                                      ------------

  SHARES                                                 VALUE
------------------------------------------------------------------
             NETHERLANDS -- 7.0%
   111,475   Aegon N.V............................    $ 13,536,879
   135,000   Baan Company.........................       6,447,510
   140,000   Fortis Amev N.V......................       8,248,904
   260,000   ING Groep N.V........................      14,734,018
   160,000   Royal Dutch Petroleum................       9,044,095
    92,816   Wolters Kluwer.......................      13,249,583
                                                      ------------
                                                        65,260,989
                                                      ------------
             PERU -- 0.3%
   116,000   Telefonica del Peru SA, Class B, ADR
              ....................................       2,501,250
                                                      ------------
             PHILIPPINES -- 0.2%
   550,000   Manila Electric Company, Series B....       1,801,136
                                                      ------------
             PORTUGAL -- 0.9%
    55,000   Cimpor-Cimentos de Portugal, SGPS,
              SA..................................       1,936,023
   136,000   Portugal Telecom SA..................       7,066,118
                                                      ------------
                                                         9,002,141
                                                      ------------
             SINGAPORE -- 0.5%
 2,461,000   Singapore Tech Engineering...........       2,178,415
 1,441,000   Singapore Telecommunications.........       2,533,234
                                                      ------------
                                                         4,711,649
                                                      ------------
             SPAIN -- 2.9%
   280,000   Banco de Santander SA ord............      13,934,515
   853,000   Iberdrola SA.........................      12,946,861
                                                      ------------
                                                        26,881,376
                                                      ------------
             SWEDEN -- 3.6%
   179,800   Atlas Copco AB "B"...................       5,213,548
    94,000   Electrolux AB "B"....................       7,754,031
   200,000   Ericsson (L.M.) Telephone Company,
              Class B.............................       9,498,813
   330,000   Forenings Sparbanken AB..............      10,868,017
                                                      ------------
                                                        33,334,409
                                                      ------------
             SWITZERLAND -- 8.0%
    53,000   Credit Suisse Group..................      10,597,915
    14,000   Novartis AG..........................      24,763,652
       750   Roche Holdings AG....................       8,113,158
     9,775   Schweiz Ruckversicherungs............      21,462,319
    17,000   Zurich Versicherungs Ltd. ...........       9,863,633
                                                      ------------
                                                        74,800,677
                                                      ------------
             TAIWAN -- 0.3%
    73,800   Advanced Semi-Conductor Engineering
              GDR.................................       2,643,885
                                                      ------------
             THAILAND -- 0.1%
   110,000   Advanced Information Service Public
              Company Ltd., Alien Shares..........         855,400
                                                      ------------
             TOTAL COMMON STOCKS
             (Cost $675,581,310)..................     872,979,261
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations International Equity Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1998

   PRINCIPAL
    AMOUNT                                              VALUE
-----------------------------------------------------------------
CONVERTIBLE BONDS -- 0.5%
                  CAYMAN ISLANDS -- 0.3%
JPY 564,000,000   AB International Cayman, 0.500%
                   08/01/07.......................   $  3,289,031
                                                     ------------
                  JAPAN -- 0.2%
JPY 246,000,000   Sanwa International Bermuda
                   Trust, 1.250% 08/01/05.........      1,815,132
                                                     ------------
                  TOTAL CONVERTIBLE BONDS
                  (Cost $6,828,440)...............      5,104,163
                                                     ------------

  SHARES
----------
INVESTMENT COMPANY -- 0.3% (Cost $1,935,258)
              TAIWAN -- 0.3%
    150,000   Taiwan American Fund Ltd. ...........      2,475,000
                                                      ------------
PREFERRED STOCKS -- 1.0%
              BRAZIL -- 0.4%
380,000,000   Banco Bradesco.......................      3,927,001
                                                      ------------
              GERMANY -- 0.6%
     12,450   SAP AG...............................      5,290,788
                                                      ------------
              TOTAL PREFERRED STOCKS
               (Cost $5,422,701)...................      9,217,789
                                                      ------------
RIGHT -- 0.0%# (Cost $0)
              FRANCE -- 0.0%#
     78,000   Cap Gemini SA........................        240,900
                                                      ------------
TOTAL INVESTMENTS
 (Cost $689,767,709(a))....................   95.3%   890,017,113
OTHER ASSETS AND
 LIABILITIES (NET).........................    4.7     43,865,356
                                             -----   ------------
NET ASSETS.................................  100.0%  $933,882,469
                                              ====    ===========

---------------

 (a) Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $223,171,647 and gross depreciation of $30,566,995 for federal income tax purposes. At March 31, 1998, the aggregate cost of securities for federal income tax purposes was $697,412,461.

  + Non-income producing security.

 ++ Security exempt from registration under Rule 144A of the 1933 Act. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

  # Amount represents less than 0.1%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations International Equity Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1998
At March 31, 1998 sector diversification was as follows (unaudited):

                                                              % OF NET
                   SECTOR DIVERSIFICATION                      ASSETS        VALUE
--------------------------------------------------------------------------------------
COMMON STOCKS:
Services....................................................    24.7%     $230,968,565
Consumer Goods..............................................    16.1       150,076,974
Energy......................................................    15.4       143,759,507
Finance -- Banks............................................    12.0       112,139,052
Finance -- Others...........................................    10.5        97,706,763
Capital Equipment...........................................     7.2        67,353,948
Materials...................................................     2.1        19,480,570
Multi-Industry..............................................     1.8        17,105,157
Other.......................................................     3.7        34,388,725
                                                               -----      ------------
TOTAL COMMON STOCKS.........................................    93.5       872,979,261
CONVERTIBLE BONDS...........................................     0.5         5,104,163
INVESTMENT COMPANY..........................................     0.3         2,475,000
PREFERRED STOCKS............................................     1.0         9,217,789
RIGHT.......................................................     0.0#          240,900
                                                               -----      ------------
TOTAL INVESTMENTS...........................................    95.3%      890,017,113
OTHER ASSETS AND LIABILITIES (NET)..........................     4.7        43,865,356
                                                               -----      ------------
NET ASSETS..................................................   100.0%     $933,882,469
                                                               =====      ============

---------------
# Amount represents less than 0.1%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations International Growth Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                        MARCH 31, 1998

  SHARES                                                 VALUE
------------------------------------------------------------------
COMMON STOCKS -- 94.8%
             AUSTRALIA -- 3.7%
   182,000   Australia & New Zealand Bank Group
              Ltd. ...............................    $  1,216,245
   140,000   Brambles Industries Ltd..............       2,913,245
 1,070,000   MIM Holdings Ltd. ...................         623,010
   541,000   News Corporation Ltd. ...............       3,568,788
   300,000   Southern Pacific Petroleum NL+.......         510,132
    64,600   Telstra Corporation Ltd., ADR........       3,326,900
 1,000,000   Woolworths Ltd. .....................       3,738,323
                                                      ------------
                                                        15,896,643
                                                      ------------

             BRAZIL -- 1.6%
 2,500,000   Light -- Servicos de Electricidade...         956,464
    47,000   Telebras, ADR........................       6,101,188
                                                      ------------
                                                         7,057,652
                                                      ------------

             FRANCE -- 11.5%
    47,941   Accor SA.............................      12,293,555
    61,000   Alcatel Alsthom Cie Generale.........      11,441,497
    15,000   L'Oreal..............................       6,967,180
    15,000   Promodes.............................       7,206,677
    54,000   Societe National Elf Aquitaine.......       7,071,688
    30,000   Synthelabo...........................       4,160,955
                                                      ------------
                                                        49,141,552
                                                      ------------

             GERMANY -- 8.2%
    50,000   Bayerische Vereinsbank...............       3,647,170
    87,900   Deutsche Pfandbrief &
              Hypothekenbank......................       6,646,822
    93,000   Hoechst AG...........................       3,640,605
     7,100   Mannesmann AG........................       5,194,327
    40,000   SAP AG...............................      15,950,290
                                                      ------------
                                                        35,079,214
                                                      ------------

             GREAT BRITAIN -- 19.0%
 1,250,000   Amvescap plc.........................      13,517,540
 1,426,000   Astec (BSR) plc......................       2,816,804
 1,500,000   Azlan Group plc+.....................       1,393,604
 1,050,000   Bank of Scotland.....................      12,418,141
   405,381   Granada Group plc....................       7,288,242
   250,000   Hyder plc............................       4,090,835
     3,984   Reckitt & Coleman plc................          73,828
   961,500   Securicor plc........................       6,566,963
 1,069,000   Shell Transport and Trading ord......       7,855,926
   804,706   Smithkline Beecham ord...............      10,170,430
   462,894   Standard Chartered Bank plc..........       6,706,621
 1,425,000   WPP Group plc........................       8,050,888
                                                      ------------
                                                        80,949,822
                                                      ------------

             HONG KONG -- 4.1%
   198,000   HSBC Holdings plc....................       6,055,984
   780,000   Hutchinson Whampoa Ltd. .............       5,486,082
   394,000   Sun Hung Kai Properties..............       2,682,192
   581,000   Swire Pacific, Class A...............       3,074,193
                                                      ------------
                                                        17,298,451
                                                      ------------

  SHARES                                                 VALUE
------------------------------------------------------------------

             HUNGARY -- 0.7%
    30,000   Gedeon Richter GDR...................    $  3,146,250
                                                      ------------

             IRELAND -- 3.2%
   215,000   Bank of Ireland ord..................       4,247,852
   408,991   CRH plc..............................       6,142,382
    50,000   Elan Corporation plc, ADR............       3,231,250
                                                      ------------
                                                        13,621,484
                                                      ------------

             ITALY -- 4.1%
   600,000   Ente Nazionale Idrocarburi Spa.......       4,084,966
 1,700,000   Telecom Italia Spa...................      13,386,597
                                                      ------------
                                                        17,471,563
                                                      ------------

             JAPAN -- 14.1%
   195,000   Bank of Tokyo-Mitsubishi.............       2,369,398
   143,000   Daichi Pharmaceutical Company........       1,812,638
   545,000   Dainippon Ink & Chemicals Inc. ......       1,839,490
   509,000   Fujitsu Ltd. ........................       5,306,657
   350,000   Hitachi Ltd. ........................       2,546,409
    88,000   Ito-Yokado Company Ltd. .............       4,765,498
   423,000   Kao Corporation......................       5,552,222
       300   Keyence Corporation..................          41,403
   300,000   Matsushita Electric Industrial
              Company Ltd. .......................       4,815,301
   471,000   Ricoh Company........................       4,733,846
    74,000   Secom Company Ltd. ..................       4,523,533
   225,000   Shimano Inc. ........................       4,843,428
   230,000   Shin-Etsu Chemicals Company Ltd. ....       4,554,285
    80,000   TDK Corporation......................       6,180,386
   500,000   Toppan Printing Company..............       6,150,385
                                                      ------------
                                                        60,034,879
                                                      ------------

             MEXICO -- 1.3%
    97,000   Grupo Carso SA de CV, ADR............       1,222,200
   745,000   Grupo Financiero Banamex Accival,
              Series 'B' Npv......................       1,894,439
    63,300   Grupo Televisa SA, GDR+..............       2,318,362
                                                      ------------
                                                         5,435,001
                                                      ------------

             NETHERLANDS -- 6.5%
   249,506   Getronics N.V. ......................      10,697,127
   241,775   Numico N.V. .........................       8,674,737
    58,469   Wolters Kluwer.......................       8,346,512
                                                      ------------
                                                        27,718,376
                                                      ------------

             PAKISTAN -- 0.4%
    58,000   Hub Power Company Ltd. GDR...........       1,558,750
                                                      ------------

             SOUTH KOREA -- 0.0%#
     1,504   Samsung Electronics Ltd.,
              GDR  1/2 Vtg++......................          40,608
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations International Growth Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1998

  SHARES                                                 VALUE
------------------------------------------------------------------
             SPAIN -- 5.9%
   304,000   Empresa Nacional De Electricidad.....    $  7,303,274
   188,000   Gas Natural SDG SA...................      11,605,308
   125,000   Repsol SA............................       6,371,909
                                                      ------------
                                                        25,280,491
                                                      ------------

             SWEDEN -- 4.3%
   288,000   Atlas Copco AB "A"+..................       8,404,949
    42,000   Atlas Copco AB "B"...................       1,217,848
   187,000   Ericsson (L.M.) Telephone Company,
              Class B.............................       8,881,390
                                                      ------------
                                                        18,504,187
                                                      ------------

             SWITZERLAND -- 5.3%
     3,856   Nestle SA............................       7,364,143
     8,500   Novartis AG..........................      15,035,075
                                                      ------------
                                                        22,399,218
                                                      ------------

             TURKEY -- 0.9%
 7,227,487   Arcelik A.S. ........................         624,302
10,000,000   Bati Cimento.........................         894,638
 1,233,225   Migros Turk T.A.S. ..................       1,090,609
22,594,421   Trakya Cam Sanyii A.S. ..............       1,068,777
                                                      ------------
                                                         3,678,326
                                                      ------------
             TOTAL COMMON STOCKS
              (Cost $273,369,968).................     404,312,467
                                                      ------------

  SHARES                                                 VALUE
------------------------------------------------------------------
PREFERRED STOCKS -- 1.9%
             BRAZIL -- 0.6%
28,000,000   Centrais Electricas Brasileiras-
              Electrobras B.......................    $  1,383,993
 5,200,000   Petroleo Brasileiros NPV.............       1,239,402
                                                      ------------
                                                         2,623,395
                                                      ------------

             GERMANY -- 1.3%
    75,000   Henkel KGaA..........................       5,446,441
                                                      ------------
             TOTAL PREFERRED STOCKS
              (Cost $5,884,052)...................       8,069,836
                                                      ------------
TOTAL INVESTMENTS
 (Cost $279,254,020(a))....................   96.7%   412,382,303
OTHER ASSETS AND LIABILITIES (NET).........    3.3     14,040,726
                                             -----   ------------
NET ASSETS.................................  100.0%  $426,423,029
                                             =====   ============

---------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $146,150,083 and gross depreciation of $13,024,296 for federal income tax purposes. At March 31, 1998, the aggregate cost of securities for federal income tax purposes was $279,256,516.

 + Non-income producing security.

 ++ Security exempt from registration under Rule 144A of the 1933 Act. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 # Amount represents less than 0.1%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations International Growth Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                         MARCH 31, 1998

At March 31, 1998 sector diversification was as follows (unaudited):

                                                              % OF NET
                   SECTOR DIVERSIFICATION                      ASSETS        VALUE
--------------------------------------------------------------------------------------
COMMON STOCKS:
Finance.....................................................    14.4%     $ 61,402,404
Consumer Goods..............................................    15.2        64,986,279
Services....................................................    30.9       131,674,206
Energy......................................................     9.2        39,161,427
Materials...................................................     3.5        15,122,582
Capital Equipment...........................................    13.8        58,915,071
Multi-Industry..............................................     4.0        17,070,717
Other.......................................................     3.8        15,979,781
                                                               -----      ------------
TOTAL COMMON STOCKS.........................................    94.8       404,312,467
PREFERRED STOCKS............................................     1.9         8,069,836
                                                               -----      ------------
TOTAL INVESTMENTS...........................................    96.7%      412,382,303
OTHER ASSETS AND LIABILITIES (NET)..........................     3.3        14,040,726
                                                               -----      ------------
NET ASSETS..................................................   100.0%     $426,423,029
                                                               =====      ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Pacific Growth Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                        MARCH 31, 1998

  SHARES                                                  VALUE
------------------------------------------------------------------
COMMON STOCKS -- 92.8%
             AUSTRALIA -- 18.5%
    95,000   Australia and New Zealand Banking
              Group Ltd. ..........................    $   634,853
   157,000   Coles Myer Ltd. ord ..................        784,287
   101,000   Commonwealth Bank of Australia........      1,200,407
   470,000   Fosters Brewing Group ord.............      1,023,109
    31,000   Lend Lease Corporation Ltd. ord ......        721,992
    68,000   National Australia Bank Ltd. ord......        967,782
    73,000   News Corporation Ltd. ................        481,556
    49,000   Rio Tinto Ltd. .......................        643,554
   183,000   Southern Pacific Petroleum NL+........        311,181
    57,000   Telstra Corporation Ltd., ADR.........      2,935,500
   111,000   Woodside Petroleum Ltd. ..............        734,432
                                                       -----------
                                                        10,438,653
                                                       -----------
             HONG KONG -- 35.8%
 1,700,000   Beijing Datang Power+.................        784,325
   270,000   Cheung Kong Holdings Ltd. ............      1,916,450
   900,000   China Aerospace International Ltd. ...        275,853
   379,000   China Resources Enterprises...........        767,909
   383,000   CLP Holdings Ltd. ....................      1,927,678
   213,000   Hang Seng Bank Ltd. ..................      2,082,252
   377,000   Hong Kong Electric Holdings Ltd. .....      1,294,178
   100,000   Hong Kong Land Holdings ord...........        172,000
   619,000   Hong Kong Telecommunications..........      1,278,150
   119,000   HSBC Holdings plc.....................      3,639,707
   360,000   Hutchinson Whampoa Ltd. ..............      2,532,038
   263,000   Sun Hung Kai Properties...............      1,790,397
   117,000   Swire Pacific, Class A................        619,072
    58,000   Swire Pacific, Class B................         55,764
   300,000   VTech Holdings Ltd. ..................      1,116,962
                                                       -----------
                                                        20,252,735
                                                       -----------
             INDONESIA -- 1.3%
    41,700   Gulf Indonesia Resources Ltd.+........        750,600
                                                       -----------
             MALAYSIA -- 9.4%
   123,000   Berjaya Sports Toto Berhad............        333,616
   137,000   Genting Berhad........................        469,178
   110,000   Malayan Banking Berhad................        421,918
   318,000   Malaysian International Shipping......        609,863
   438,000   Malaysian Resources Corporation
              Berhad...............................        254,400
   517,000   Multi Purpose Holdings Berhad.........        228,047
   460,000   Petronas Gas Berhad...................      1,222,466
   211,000   Rothmans of Pall Mall.................      1,763,151
                                                       -----------
                                                         5,302,639
                                                       -----------
             NEW ZEALAND -- 1.0%
   117,000   Telecom Corporation of New Zealand....        556,966
                                                       -----------
             PHILIPPINES -- 4.3%
 1,680,000   Ayala Corporation, Class B............        776,443
 1,520,000   Ayala Land Inc., Class B..............        732,603

  SHARES                                                  VALUE
------------------------------------------------------------------
             PHILIPPINES -- (CONTINUED)
    70,000   Manila Electric Company,
              Series B.............................    $   229,235
    26,000   Philippine Long Distance Telephone
              Company..............................        724,416
                                                       -----------
                                                         2,462,697
                                                       -----------
             SINGAPORE -- 10.9%
   103,000   City Developments.....................        506,871
    27,000   Creative Technology ord...............        594,986
   248,200   Natsteel Ltd. ........................        385,628
    90,000   Overseas Chinese Banking Corporation,
              Alien Shares.........................        506,964
   113,564   Singapore Press Holdings,
              Alien Shares.........................      1,300,485
   581,000   Singapore Telecommunications..........      1,021,380
 1,170,073   ST Engineering........................      1,035,719
   213,000   Venture Manufacturing.................        791,086
                                                       -----------
                                                         6,143,119
                                                       -----------
             SOUTH KOREA -- 2.2%
    14,800   Samsung Display Devices...............        694,585
    10,000   Samsung Electronics Ltd. .............        527,076
     1,524   Samsung Electronics Ltd.,
              GDR  1/2 Vtg++.......................         41,148
                                                       -----------
                                                         1,262,809
                                                       -----------
             TAIWAN -- 7.1%
    47,000   ASE Test Ltd., GDR++..................      1,683,775
    34,000   Siliconware Precision Industries
              Company, GDR.........................        639,200
    43,000   Taiwan Semiconductor -- SP ADR........      1,125,525
    45,200   Yageo Corporation, GDR................        553,700
                                                       -----------
                                                         4,002,200
                                                       -----------
             THAILAND -- 2.3%
    40,000   Advanced Information Service Public
              Company Ltd., Alien Shares...........        311,055
   173,000   Electricity Generating, Alien
              Shares...............................        404,473
   199,000   National Petro-Chemical Company, Alien
              Shares...............................        175,737
    38,000   PTT Exploration and Production Public
              Company Ltd., Alien Shares...........        430,699
                                                       -----------
                                                         1,321,964
                                                       -----------
             TOTAL COMMON STOCKS
             (Cost $51,639,415)....................     52,494,382
                                                       -----------
INVESTMENT COMPANY -- 4.2% (Cost $2,211,075)
             TAIWAN -- 4.2%
   143,000   Taiwan American Fund Ltd..............      2,359,500
                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Pacific Growth Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1998

 PRINCIPAL
  AMOUNT                                                  VALUE
------------------------------------------------------------------
BONDS -- 1.7% (Cost $896,026)
              HONG KONG -- 1.7%
$1,000,000..  Hutchinson Whampoa,
               6.950% 08/01/07.....................    $   950,000
                                                       -----------

  SHARES
-----------
WARRANTS -- 0.4%
              INDONESIA -- 0.0%#
    230,000   Bank Dagang Nasional Indonesia,
               Expire 02/14/00.....................          1,303
                                                       -----------
              PHILIPPINES -- 0.4%
    474,000   Jollibee Foods Company,
               Expire 03/25/03.....................        250,363
                                                       -----------
              TOTAL WARRANTS
               (Cost $299,684).....................        251,666
                                                       -----------
TOTAL INVESTMENTS
 (Cost $55,046,200(a)).....................   99.1%    56,055,548
OTHER ASSETS AND
 LIABILITIES (NET).........................    0.9        489,099
                                             -----    -----------
NET ASSETS.................................  100.0%   $56,544,647
                                             =====    ===========

---------------

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities was comprised of gross appreciation of $4,209,369 and gross depreciation of $4,467,898 for federal income tax purposes. At March 31, 1998, the aggregate cost of securities for federal income tax purposes was $56,314,077.

(b) Cash of $188,444 has been segregated at the broker at March 31, 1998 as collateral for open futures contracts.

 + Non-income producing security.

 ++ Security exempt from registration under Rule 144A of the 1933 Act. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

 # Amount represents less than 0.1%.

NUMBER OF                                         UNREALIZED
CONTRACTS                                        APPRECIATION
-------------------------------------------------------------
FUTURES CONTRACTS -- LONG POSITION
   30       SIMEX MSCI Taiwan Index Future,
             10 Year, Expires April 1998.....    $57,288(b)
                                                   =======

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Pacific Growth Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1998

At March 31, 1998 sector diversification was as follows (unaudited):

                                                              % OF NET
                   SECTOR DIVERSIFICATION                      ASSETS         VALUE
--------------------------------------------------------------------------------------
COMMON STOCKS:
Finance.....................................................    27.6%      $15,583,902
Consumer Goods..............................................     6.9         3,903,222
Services....................................................    20.5        11,597,538
Energy......................................................    13.0         7,338,667
Materials...................................................     2.1         1,204,919
Capital Equipment...........................................     7.9         4,452,073
Multi-Industry..............................................     8.7         4,943,967
Other.......................................................     6.1         3,470,094
                                                               -----       -----------
TOTAL COMMON STOCKS.........................................    92.8        52,494,382
INVESTMENT COMPANY..........................................     4.2         2,359,500
BONDS.......................................................     1.7           950,000
WARRANTS....................................................     0.4           251,666
                                                               -----       -----------
TOTAL INVESTMENTS...........................................    99.1%       56,055,548
OTHER ASSETS AND LIABILITIES (NET)..........................     0.9           489,099
                                                               -----       -----------
NET ASSETS..................................................   100.0%      $56,544,647
                                                               =====       ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Emerging Markets Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                        MARCH 31, 1998

  SHARES                                                  VALUE
------------------------------------------------------------------
COMMON STOCKS -- 80.3%
              ARGENTINA -- 5.2%
    500,000   Astra Cia Argentina de Petroleo SA....   $   950,138
     40,000   Banco De Galicia, ADR.................       980,000
    250,000   Dalmine Siderca SA....................       665,096
     60,000   Perez Compac, ADR.....................       814,914
     15,000   Y.P.F. Sociedad Anonima, ADR..........       510,000
                                                       -----------
                                                         3,920,148
                                                       -----------
              BRAZIL -- 8.9%
     30,000   CEMIG Companhia, New, ADR.............     1,425,000
     10,000   Companhia Brasileira de Distribuicao
               Grupo Pao de Acucar, ADR.............       230,000
     50,000   Electrobras, ADR......................     1,237,500
     30,000   Telebras, ADR.........................     3,894,375
                                                       -----------
                                                         6,786,875
                                                       -----------
              CHILE -- 4.5%
     50,000   Cia de Telecomunicaciones de Chile SA,
               ADR..................................     1,378,125
     45,000   Enersis SA, ADR.......................     1,420,313
     35,000   Santa Isabel SA, ADR..................       636,562
                                                       -----------
                                                         3,435,000
                                                       -----------
              EGYPT -- 2.2%
     40,000   Commercial International Bank, GDR....       745,000
      5,000   Commercial International Bank,
               GDR++................................        93,125
     40,000   Suez Cement Company, GDR..............       866,000
                                                       -----------
                                                         1,704,125
                                                       -----------
              GREAT BRITAIN -- 1.1%
    150,000   Antofagasta Holdings ord..............       813,563
                                                       -----------
              GREECE -- 3.9%
      9,000   Alpha Credit Bank.....................       696,965
     40,000   Hellenic Bottling Company SA..........     1,151,439
     45,000   Hellenic Telecommunication ORG........     1,126,408
                                                       -----------
                                                         2,974,812
                                                       -----------
              HONG KONG -- 5.3%
  2,000,000   Beijing Datang Power "H"..............       922,735
    150,000   CLP Holdings Ltd. ....................       754,965
        130   Formosa Fund, IDR.....................     1,436,500
    130,000   Hutchinson Whampoa Ltd. ..............       914,347
                                                       -----------
                                                         4,028,547
                                                       -----------
              HUNGARY -- 3.5%
39,500.....   Demasz GDR............................       648,590
     35,000   Matav ADR.............................     1,089,375
     30,000   MOL Magyar Olaj-es Gazipari -- SP
               GDR..................................       919,500
                                                       -----------
                                                         2,657,465
                                                       -----------
              INDIA -- 5.1%
     30,000   Hindalco Industries, GDR..............       532,500
     25,000   Indian Hotels Company Ltd., GDR.......       415,625
    140,000   Reliance Industries Ltd., GDS++.......     1,169,000

  SHARES                                                  VALUE
------------------------------------------------------------------
              INDIA -- (CONTINUED)
     45,000   State Bank of India, GDR++............   $   795,938
      5,000   State Bank of India, Registered GDR...        88,438
     70,000   Videsh Sanchar Nigam Ltd., GDR........       875,000
                                                       -----------
                                                         3,876,501
                                                       -----------
              ISRAEL -- 1.1%
    450,000   Bank Leumi Le Israel..................       850,943
                                                       -----------
              MALAYSIA -- 4.6%
    300,000   Berjaya Sports Toto Berhad............       813,699
    350,000   Petronas Gas Berhad...................       930,137
    250,000   Resorts World Berhad..................       551,370
    349,500   Telekom Malaysia......................     1,206,493
                                                       -----------
                                                         3,501,699
                                                       -----------
              MEXICO -- 14.4%
    150,000   Alfa SA de CV.........................       847,428
    250,000   Carso Global Telecom, ADR.............     1,887,500
     30,000   Cifra SA ADR V........................       540,000
     15,000   Consorcio Ara SA , ADR+++.............       678,750
     50,000   Empress ICA, ADR......................       600,000
    130,000   Grupo Carso SA de CV, ADR.............     1,638,000
  1,000,000   Grupo Corvi SA+.......................       469,814
     20,000   Grupo Imsa SA de CV, ADR..............       395,000
     40,000   Grupo Televisa SA, GDR+...............     1,465,000
    200,000   Kimberly Clark de Mexico 'A'..........     1,028,894
     35,000   Panamerican Beverages Class A.........     1,404,375
                                                       -----------
                                                        10,954,761
                                                       -----------
              PERU -- 1.3%
     45,000   CPT Telefonica del Peru, ADR..........       970,312
                                                       -----------
              POLAND -- 1.1%
     50,000   Bank Handlowy W. Warszawie ord+.......       804,115
                                                       -----------
              PORTUGAL -- 3.0%
     20,000   Cimpor-Cimentos de Portugal, SGPS,
               SA...................................       704,008
     25,000   Mundial Confianca SA..................       807,621
     15,000   Portugal Telecommunications, ADR......       786,562
                                                       -----------
                                                         2,298,191
                                                       -----------
              RUSSIA -- 2.2%
     15,000   Lukoil Oil Company ADR................     1,050,000
     25,000   Tatneft, ADR..........................       580,000
                                                       -----------
                                                         1,630,000
                                                       -----------
              SOUTH AFRICA -- 7.0%
    190,000   Amalgamated Banks of South Africa.....     1,726,244
     60,000   Barlow Ltd. ..........................       488,531
     41,212   Barlow Ltd., ADR......................       338,710
     45,000   Nedcor Ltd., GDR......................     1,304,325
     70,000   Rembrandt Group.......................       578,294
     30,000   South African Breweries...............       890,080
                                                       -----------
                                                         5,326,184
                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Emerging Markets Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1998

  SHARES                                                  VALUE
------------------------------------------------------------------
              SOUTH AFRICA -- (CONTINUED)
              SOUTH KOREA -- 2.0%
     40,400   LG Electronics Inc.+..................   $   557,141
      5,500   LG Information Comm Limited...........       191,011
     15,000   Samsung Electronics Ltd. .............       790,614
                                                       -----------
                                                         1,538,766
                                                       -----------
              TAIWAN -- 3.0%
     50,000   China Steel GDS.......................       702,500
     50,000   Siliconware Precision Industries
               Company, GDR.........................       940,000
     25,000   Taiwan Semiconductor SP ADR...........       654,375
                                                       -----------
                                                         2,296,875
                                                       -----------
              TURKEY -- 0.9%
 20,000,000   Yapi Kredi Bankasi....................       691,031
                                                       -----------
              TOTAL COMMON STOCKS
              (Cost $57,681,589)....................    61,059,913
                                                       -----------
PREFERRED STOCKS -- 9.6%
              BRAZIL -- 9.6%
105,558,172   Banco Bradesco NPV....................     1,090,861
  1,350,000   Cia Cervejaria Brahma NPV.............     1,018,734
 30,000,000   Companhia Brasileira de Distribuicao
               Grupo Pao de Acucar..................       691,293
     70,000   Compania Vale do Rio Doce, ADR........     1,645,000
  8,000,000   Petroleo Brasileiros NPV..............     1,906,772
  3,000,000   Telecomunicacoes de Sao Paulo SA
               NPV..................................       973,615
                                                       -----------
              TOTAL PREFERRED STOCKS
               (Cost $5,499,475)....................     7,326,275
                                                       -----------
INVESTMENT COMPANIES -- 6.9%
              SAUDI ARABIA -- 1.9%
    180,000   The Saudi Arabia Investment Fund+.....     1,417,500
                                                       -----------
              SUPRANATIONAL -- 3.2%
60,000.....   East European Development Fund+.......     2,445,000
                                                       -----------
              TAIWAN -- 1.8%
    100,000   Taiwan Index Fund.....................     1,350,000
                                                       -----------
              TOTAL INVESTMENT COMPANIES
               (Cost $4,813,972)....................     5,212,500
                                                       -----------

 PRINCIPAL
  AMOUNT                                                  VALUE
------------------------------------------------------------------
CONVERTIBLE BONDS -- 1.3% (Cost $890,363)
              GERMANY -- 1.3%
        DEM
  1,500,000   Elektrim SA Conv.   2.000% 05/30/04...   $   956,369
                                                       -----------

  SHARES
 ----------
WARRANTS -- 0.0%#
              BRAZIL -- 0.0%#
     59,969   Cia Cervejaria Brahma,
               Expire 04/30/03+.....................         6,514
      4,990   Cia Cervejaria Brahma, Preferred
               Shares, Expire 04/30/03+.............           351
                                                       -----------
              TOTAL WARRANTS
               (Cost $3,285)........................         6,865
                                                       -----------
TOTAL INVESTMENTS
 (Cost $68,888,684(a))......................   98.1%   74,561,922
OTHER ASSETS AND
 LIABILITIES (NET)..........................    1.9     1,463,912
                                              -----   -----------
NET ASSETS..................................  100.0%  $76,025,834
                                              =====   ===========

---------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $9,850,137 and gross depreciation of $5,058,524 for federal income tax purposes. At March 31, 1998, the aggregate cost of securities for federal income tax purposes was $69,770,309.

 + Non-income producing security.

 ++ Security exempt from registration under Rule 144A of the 1933 Act. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

 # Amount represents less than 0.1%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Emerging Markets Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1998

At March 31, 1998 sector diversification was as follows (unaudited):

                                                              % OF NET
                   SECTOR DIVERSIFICATION                      ASSETS         VALUE
--------------------------------------------------------------------------------------
COMMON STOCKS:
Finance.....................................................    16.5%      $12,550,712
Consumer Goods..............................................    18.3        13,929,807
Services....................................................     1.9         1,465,000
Energy......................................................     8.0         6,108,244
Basic Industries............................................     5.0         3,833,902
Utilities...................................................    22.5        17,093,290
Other.......................................................     8.1         6,078,958
                                                               -----       -----------
TOTAL COMMON STOCKS.........................................    80.3        61,059,913
PREFERRED STOCKS............................................     9.6         7,326,275
INVESTMENT COMPANIES........................................     6.9         5,212,500
CONVERTIBLE BONDS...........................................     1.3           956,369
WARRANTS....................................................     0.0#            6,865
                                                               -----       -----------
TOTAL INVESTMENTS...........................................    98.1%       74,561,922
OTHER ASSETS AND LIABILITIES (NET)..........................     1.9         1,463,912
                                                               -----       -----------
NET ASSETS..................................................   100.0%      $76,025,834
                                                               =====       ===========

---------------
# Amount represents less than 0.1%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1998

Comprehensive Abbreviation Listing for all 3/31/98 Nations International Stock
Funds:

GENERAL ABBREVIATIONS:
ADR    American Depositary Receipt
GDR    Global Depositary Receipt
GDS    Global Depositary Share
ord    Ordinary Shares
IDR    International Depositary Receipt
CURRENCY ABBREVIATIONS:
DEM    German Deutschmark
JPY    Japanese Yen

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   STATEMENTS OF ASSETS AND LIABILITIES                           MARCH 31, 1998

                                                              INTERNATIONAL     INTERNATIONAL      PACIFIC       EMERGING
                                                                  EQUITY           GROWTH          GROWTH         MARKETS
                                                                -----------------------------------------------------------
ASSETS:
Investments, at value. See accompanying schedules...........  $  890,017,113    $412,382,303     $56,055,548    $74,561,922
Cash........................................................      41,847,055      20,542,056              --      1,320,989
Segregated cash.............................................              --              --         188,444             --
Foreign currency............................................         862,853             277          26,793             --
Short-term investments held as collateral for loaned
  securities................................................     163,327,773      70,756,747       5,423,837     10,284,763
Dividends receivable........................................       3,369,740       2,220,292          50,374        106,112
Interest receivable.........................................         216,795          75,918          23,398          4,712
Receivable for Fund shares sold.............................       1,198,853          22,350           7,483         57,145
Receivable for investment securities sold...................              --       6,086,765       2,156,210        917,687
Unamortized organization costs..............................              --              --          70,441         65,657
Prepaid expenses and other assets...........................              --         200,283          20,401             --
                                                              --------------    ------------     -----------    -----------
    Total Assets............................................   1,100,840,182     512,286,991      64,022,929     87,318,987
                                                              --------------    ------------     -----------    -----------
LIABILITIES:
Collateral on securities loaned.............................     163,327,773      70,756,747       5,423,837     10,284,763
Payable for Fund shares redeemed............................       2,495,576      14,381,370         209,559        139,737
Payable for investment securities purchased.................              --         268,677         742,924        648,590
Due to custodian............................................              --              --         901,498             --
Investment advisory fee payable.............................         716,641         326,494          44,137         70,613
Administration fee payable..................................          79,626          37,707           4,904          6,418
Shareholder servicing and distribution fees payable.........          55,822           9,328           4,268          2,920
Transfer agent fees payable.................................          50,832           2,677          18,011         18,618
Custodian fees payable......................................          72,875          13,559          22,914          8,482
Accrued Directors' fees and expenses........................          46,304           1,183          26,965         28,966
Accrued expenses and other payables.........................         112,264          66,220          79,265         84,046
                                                              --------------    ------------     -----------    -----------
    Total Liabilities.......................................     166,957,713      85,863,962       7,478,282     11,293,153
                                                              --------------    ------------     -----------    -----------
NET ASSETS..................................................  $  933,882,469    $426,423,029     $56,544,647    $76,025,834
                                                              ==============    ============     ===========    ===========
Investments, at cost........................................  $  689,767,709    $279,254,020     $55,046,200    $68,888,684
                                                              ==============    ============     ===========    ===========
Foreign currency, at cost...................................  $      868,849    $        276     $    26,878    $        --
                                                              ==============    ============     ===========    ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)               MARCH 31, 1998

                                                              INTERNATIONAL    INTERNATIONAL      PACIFIC       EMERGING
                                                                 EQUITY           GROWTH          GROWTH         MARKETS
                                                                ----------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in capital.............................................  $739,237,529     $280,063,665     $87,183,976    $79,618,148
Distributions in excess of net investment income............    (5,384,256)      (6,766,050)       (705,720)      (947,937)
Accumulated net realized gain/(loss) on investments sold,
  forward foreign exchange contracts, foreign currencies and
  net other assets..........................................       (86,195)      20,211,170     (31,002,449)    (8,318,655)
Net unrealized appreciation of investments, forward foreign
  exchange contracts, foreign currencies and net other
  assets....................................................   200,115,391      132,914,244       1,068,840      5,674,278
                                                              ------------     ------------     -----------    -----------
                                                              $933,882,469     $426,423,029     $56,544,647    $76,025,834
                                                              ============     ============     ===========    ===========
NET ASSETS:
Primary A Shares............................................  $885,328,974     $401,104,697     $54,409,223    $73,796,652
Primary B Shares............................................        24,551               --          27,040         37,059
Investor A Shares...........................................    13,476,703       24,353,088         871,364        651,994
Investor B Shares...........................................    34,118,799          499,903       1,194,682      1,247,166
Investor C Shares...........................................       933,442          465,341          42,338        292,963
SHARES OUTSTANDING:
Primary A Shares............................................    59,776,205       20,651,928       7,475,095      6,960,615
Primary B Shares............................................         1,659               --           3,701          3,507
Investor A Shares...........................................       918,704        1,267,413         119,567         61,701
Investor B Shares...........................................     2,343,461           26,162         164,185        118,927
Investor C Shares...........................................        65,078           23,960           5,844         27,978
PRIMARY A SHARES:
Net asset value, offering and redemption price per share....        $14.81           $19.42           $7.28         $10.60
PRIMARY B SHARES:
Net asset value, offering and redemption price per share....        $14.80               --           $7.31         $10.57
INVESTOR A SHARES:
Net asset value, offering and redemption price per share....        $14.67           $19.21           $7.29         $10.57
INVESTOR B SHARES:
Net asset value and offering price per share*...............        $14.56           $19.11           $7.28         $10.49
INVESTOR C SHARES:
Net asset value, offering and redemption price per share....        $14.34           $19.42           $7.24         $10.47

---------------
* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED MARCH 31, 1998

                                                                    INTERNATIONAL GROWTH
                                                           --------------------------------------
                                                            FOR THE PERIOD       FOR THE PERIOD
                                           INTERNATIONAL     MAY 17, 1997      SEPTEMBER 1, 1996       PACIFIC         EMERGING
                                              EQUITY       TO MARCH 31, 1998   TO MAY 16, 1997(a)       GROWTH         MARKETS
                                           --------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (Net of foreign withholding
  taxes of $2,142,075, $821,983,
  $786,594, $135,326 and $120,900,
  respectively)..........................  $ 16,969,125       $ 6,407,430         $  7,140,010       $  1,951,047    $  1,480,659
Interest (Net of foreign withholding
  taxes of $111, $202, $0, $0 and $0,
  respectively)..........................     2,065,725           430,734              802,520            306,304         155,206
Securities lending income................       433,329           135,182                   --             36,189          99,189
                                           ------------       -----------         ------------       ------------    ------------
    Total investment income..............    19,468,179         6,973,346            7,942,530          2,293,540       1,735,054
                                           ------------       -----------         ------------       ------------    ------------
EXPENSES:
Investment advisory fee..................     9,260,334         4,636,964            3,861,385            894,307         988,113
Administration fee.......................     1,028,926           537,125              530,382             99,243          88,825
Transfer agent fees......................       740,177           372,279              171,149             83,622          64,846
Custodian fees...........................       396,240           211,364              665,565            105,850          75,930
Legal and audit fees.....................       100,828            70,224              100,216             38,173          38,100
Registration and filing fees.............        63,410            80,738               91,602             51,463          65,470
Directors' fees and expenses.............        14,253             6,262               20,064             21,641          28,962
Amortization of organization costs.......            --               745               37,697             31,307          29,181
Other....................................        95,268           130,720              209,580             33,758          32,857
                                           ------------       -----------         ------------       ------------    ------------
    Subtotal.............................    11,699,436         6,046,421            5,687,640          1,359,364       1,412,284
Shareholder servicing and distribution
  fees:
  Primary B Shares.......................        16,264                --                   --              1,682             888
  Investor A Shares......................        31,043            52,736               47,496              5,247           2,429
  Investor B Shares......................       354,345             3,604                3,286             17,160          14,188
  Investor C Shares......................         8,691             2,525                   --                651           2,007
                                           ------------       -----------         ------------       ------------    ------------
    Total expenses.......................    12,109,779         6,105,286            5,738,422          1,384,104       1,431,796
  Fees waived by investment advisor......            --          (145,205)                  --                 --              --
                                           ------------       -----------         ------------       ------------    ------------
  Net expenses...........................    12,109,779         5,960,081            5,738,422          1,384,104       1,431,796
                                           ------------       -----------         ------------       ------------    ------------
NET INVESTMENT INCOME....................     7,358,400         1,013,265            2,204,108            909,436         303,258
                                           ------------       -----------         ------------       ------------    ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions..................    29,012,202        18,930,388           28,301,833        (24,413,554)     (8,114,675)
  Futures contracts......................            --                --                   --             10,599              --
  Forward foreign exchange contracts and
    foreign currency transactions........      (545,795)       (8,477,773)         (15,093,732)          (455,702)       (106,265)
                                           ------------       -----------         ------------       ------------    ------------
Net realized gain/(loss) on
  investments............................    28,466,407        10,452,615           13,208,101        (24,858,657)     (8,220,940)
                                           ------------       -----------         ------------       ------------    ------------
Change in unrealized appreciation/
  (depreciation) of:
  Securities.............................   104,451,318         1,237,968           80,091,698         (8,548,178)     (2,212,673)
  Futures contracts......................            --                --                   --             57,828              --
  Forward foreign exchange contracts,
    foreign currencies, and other net
    assets...............................       (94,950)        6,863,993          (21,403,153)                (4)          1,403
                                           ------------       -----------         ------------       ------------    ------------
Net change in unrealized
  appreciation/(depreciation) of
  investments............................   104,356,368         8,101,961           58,688,545         (8,490,354)     (2,211,270)
                                           ------------       -----------         ------------       ------------    ------------
Net realized and unrealized gain/(loss)
  on investments.........................   132,822,775        18,554,576           71,896,646        (33,349,011)    (10,432,210)
                                           ------------       -----------         ------------       ------------    ------------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..............  $140,181,175       $19,567,841         $ 74,100,754       $(32,439,575)   $(10,128,952)
                                           ============       ===========         ============       ============    ============

---------------

(a)  Represents financial information for the Pilot International Equity Fund, which was reorganized into International Growth on May 23, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS

                                                         INTERNATIONAL EQUITY                     INTERNATIONAL GROWTH
                                                   ---------------------------------   ------------------------------------------
                                                     YEAR ENDED        YEAR ENDED      PERIOD ENDED   PERIOD ENDED    YEAR ENDED
                                                      3/31/98           3/31/97          3/31/98       5/16/97(a)     8/31/96(a)
                                                   ------------------------------------------------------------------------------
Net investment income............................  $    7,358,400    $    5,698,475    $ 1,013,265    $ 2,204,108    $  3,316,017
Net realized gain on investments.................      28,466,407        22,414,798     10,452,615     13,208,101      23,727,437
Net change in unrealized
  appreciation/(depreciation) of investments.....     104,356,368       (15,761,745)     8,101,961     58,688,545      19,084,589
                                                   --------------    --------------    ------------   ------------   ------------
Net increase in net assets resulting from
  operations.....................................     140,181,175        12,351,528     19,567,841     74,100,754      46,128,043
Distributions to shareholders from net investment
  income:
  Primary A Shares...............................     (12,160,544)       (7,716,230)            --     (6,573,825)    (11,112,928)
  Primary B Shares...............................         (20,914)           (4,088)            --             --              --
  Investor A Shares..............................        (135,551)          (63,728)            --       (224,687)       (765,596)
  Investor B Shares..............................              --          (126,291)            --         (3,305)             --
  Investor C Shares..............................          (7,186)           (2,790)            --             --              --
Distributions to shareholders in excess of net
  investment income:
  Primary A Shares...............................      (3,213,345)         (404,655)            --             --              --
  Primary B Shares...............................          (5,527)           (1,165)            --             --              --
  Investor A Shares..............................         (35,818)           (4,380)            --             --              --
  Investor B Shares..............................              --           (16,858)            --             --              --
  Investor C Shares..............................          (1,899)             (325)            --             --              --
Distributions to shareholders from net realized
  gain on investments:
  Primary A Shares...............................     (11,816,851)      (29,318,724)   (10,545,414)   (12,568,191)     (9,018,759)
  Primary B Shares...............................         (31,085)         (109,072)            --             --              --
  Investor A Shares..............................        (166,025)         (346,966)      (474,429)      (530,391)       (648,034)
  Investor B Shares..............................        (423,555)       (1,189,816)        (5,610)        (8,620)             --
  Investor C Shares..............................         (13,591)          (22,984)        (9,640)            --              --
Distributions to shareholders in excess of net
  realized gain on investments:
  Primary A Shares...............................              --        (2,311,831)            --             --              --
  Primary B Shares...............................              --            (6,656)            --             --              --
  Investor A Shares..............................              --           (25,025)            --             --              --
  Investor B Shares..............................              --           (96,313)            --             --              --
  Investor C Shares..............................              --            (1,858)            --             --              --
Net increase/(decrease) in net assets from Fund
  share transactions:
  Primary A Shares...............................    (197,330,395)      154,790,642    (307,213,938)   69,928,965     192,468,109
  Primary B Shares...............................      (5,644,652)        5,673,834             --             --              --
  Investor A Shares..............................       2,306,817         2,071,832     (3,574,492)    (2,070,774)     (2,137,000)
  Investor B Shares..............................      (6,953,440)       (2,414,814)       (91,091)       339,208         183,218
  Investor C Shares..............................        (155,174)          354,805        447,103             --              --
                                                   --------------    --------------    ------------   ------------   ------------
Net increase/(decrease) in net assets............     (95,627,560)      131,058,072    (301,899,670)  122,389,134     215,097,053
NET ASSETS:
Beginning of period..............................   1,029,510,029       898,451,957    728,322,699    605,933,565     390,836,512
                                                   --------------    --------------    ------------   ------------   ------------
End of period....................................  $  933,882,469    $1,029,510,029    $426,423,029   $728,322,699   $605,933,565
                                                   ==============    ==============    ============   ============   ============
Undistributed net investment
  income/(distributions in excess of net
  investment income) at end of period............  $   (5,384,256)   $   (1,238,945)   $(6,766,050)   $ 2,415,558    $  7,013,267
                                                   ==============    ==============    ============   ============   ============

---------------

(a)  Represents financial information for the Pilot International Equity Fund, which was reorganized into International Growth on May 23, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS

                                                                     PACIFIC GROWTH                EMERGING MARKETS
                                                              ----------------------------    ---------------------------
                                                               YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED
                                                                3/31/98         3/31/97         3/31/98         3/31/97
                                                              -----------------------------------------------------------
Net investment income.......................................  $   909,436     $   414,727     $    303,258    $    63,670
Net realized gain/(loss) on investments.....................  (24,858,657)     (4,963,671)      (8,220,940)       353,894
Net change in unrealized appreciation/(depreciation) of
  investments...............................................   (8,490,354)      6,509,268       (2,211,270)     6,577,488
                                                              ------------    ------------    ------------    -----------
Net increase/(decrease) in net assets resulting from
  operations................................................  (32,439,575)      1,960,324      (10,128,952)     6,995,052
Distributions to shareholders from net investment income:
  Primary A Shares..........................................   (2,134,835)       (404,835)        (727,867)      (106,255)
  Primary B Shares..........................................       (5,431)           (201)          (1,293)           (33)
  Investor A Shares.........................................      (33,937)         (9,546)          (6,803)          (825)
  Investor B Shares.........................................       (4,905)           (145)              --             --
  Investor C Shares.........................................       (1,211)             --           (1,349)          (108)
Distributions to shareholders in excess of net investment
  income:
  Primary A Shares..........................................           --        (266,788)              --       (372,176)
  Primary B Shares..........................................           --            (711)              --           (115)
  Investor A Shares.........................................           --          (5,269)              --         (2,891)
  Investor B Shares.........................................           --              --               --             --
  Investor C Shares.........................................           --              --               --           (377)
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................           --              --               --       (328,396)
  Primary B Shares..........................................           --              --               --           (327)
  Investor A Shares.........................................           --              --               --         (3,682)
  Investor B Shares.........................................           --              --               --         (7,629)
  Investor C Shares.........................................           --              --               --         (1,071)
Distributions to shareholders in excess of net realized gain on investments:
  Primary A Shares..........................................           --              --               --             --
  Primary B Shares..........................................           --              --               --             --
  Investor A Shares.........................................           --              --               --             --
  Investor B Shares.........................................           --              --               --             --
  Investor C Shares.........................................           --              --               --             --
Net increase/(decrease) in net assets from Fund share
  transactions:
  Primary A Shares..........................................  (34,964,986)     26,496,408        7,900,127     22,988,246
  Primary B Shares..........................................     (474,147)        620,742         (233,288)       285,704
  Investor A Shares.........................................   (1,206,953)      1,042,976         (135,253)       341,961
  Investor B Shares.........................................     (609,915)          8,985         (124,384)       164,903
  Investor C Shares.........................................      (33,731)         42,848           82,133        181,271
                                                              ------------    ------------    ------------    -----------
Net increase/(decrease) in net assets.......................  (71,909,626)     29,484,788       (3,376,929)    30,133,252
NET ASSETS:
Beginning of year...........................................  128,454,273      98,969,485       79,402,763     49,269,511
                                                              ------------    ------------    ------------    -----------
End of year.................................................  $56,544,647     $128,454,273    $ 76,025,834    $79,402,763
                                                              ============    ============    ============    ===========
Distributions in excess of net investment income at end of
  year......................................................  $  (705,720)    $   (75,460)    $   (947,937)   $  (426,539)
                                                              ============    ============    ============    ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   SCHEDULE OF CAPITAL STOCK ACTIVITY

                                                                                    INTERNATIONAL EQUITY
                                                                         YEAR ENDED                      YEAR ENDED
                                                                       MARCH 31, 1998                MARCH 31, 1997(a)
                                                                ----------------------------    ----------------------------
                                                                  SHARES          DOLLARS         SHARES          DOLLARS
                                                                ------------------------------------------------------------
PRIMARY A SHARES:
  Sold......................................................     16,261,463    $ 225,114,284     26,915,662    $ 361,667,261
  Issued as reinvestment of dividends.......................        652,332        8,724,798        986,163       13,366,394
  Redeemed..................................................    (31,547,092)    (431,169,477)   (16,427,294)    (220,243,013)
                                                                -----------    -------------    -----------    -------------
  Net increase/(decrease)...................................    (14,633,297)   $(197,330,395)    11,474,531    $ 154,790,642
                                                                ===========    =============    ===========    =============
PRIMARY B SHARES:
  Sold......................................................         42,344    $     588,718        514,246    $   6,923,373
  Issued as reinvestment of dividends.......................          2,881           39,297          5,046           68,239
  Redeemed..................................................       (465,256)      (6,272,667)       (97,602)      (1,317,778)
                                                                -----------    -------------    -----------    -------------
  Net increase/(decrease)...................................       (420,031)   $  (5,644,652)       421,690    $   5,673,834
                                                                ===========    =============    ===========    =============
INVESTOR A SHARES:
  Sold......................................................      2,453,987    $  33,605,813        650,277    $   8,611,306
  Issued as reinvestment of dividends.......................         22,397          294,781         29,635          394,417
  Redeemed..................................................     (2,283,782)     (31,593,777)      (524,532)      (6,933,891)
                                                                -----------    -------------    -----------    -------------
  Net increase..............................................        192,602    $   2,306,817        155,380    $   2,071,832
                                                                ===========    =============    ===========    =============
INVESTOR B SHARES:
  Sold......................................................        107,834    $   1,474,514        140,712    $   1,846,991
  Issued as reinvestment of dividends.......................         32,097          413,593        106,501        1,416,247
  Redeemed..................................................       (656,611)      (8,841,547)      (433,659)      (5,678,052)
                                                                -----------    -------------    -----------    -------------
  Net (decrease)............................................       (516,680)   $  (6,953,440)      (186,446)   $  (2,414,814)
                                                                ===========    =============    ===========    =============
INVESTOR C SHARES:
  Sold......................................................         57,122    $     754,497         48,335    $     623,770
  Issued as reinvestment of dividends.......................          1,732           22,428          2,084           26,628
  Redeemed..................................................        (71,328)        (932,099)       (22,531)        (295,593)
                                                                -----------    -------------    -----------    -------------
  Net increase/(decrease)...................................        (12,474)   $    (155,174)        27,888    $     354,805
                                                                ===========    =============    ===========    =============

---------------

(a) International Equity's Primary B Shares commenced operations on June 28, 1996.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   SCHEDULE OF CAPITAL STOCK ACTIVITY (CONTINUED)

                                                                        INTERNATIONAL GROWTH
                                                                                                            YEAR ENDED
                                              PERIOD ENDED                   PERIOD ENDED                 AUGUST 31, 1996
                                           MARCH 31, 1998(b)               MAY 16, 1997(a)              (000'S OMITTED)(a)
                                      ----------------------------    --------------------------    ---------------------------
                                        SHARES          DOLLARS         SHARES        DOLLARS         SHARES         DOLLARS
                                      -----------------------------------------------------------------------------------------
PRIMARY A SHARES:
  Sold..............................    3,038,140    $  53,328,448     8,260,617    $142,214,264    12,865,700     $214,270,222
  Issued as reinvestment of
    dividends.......................      407,058        7,111,302       754,676      13,087,605       967,150       15,490,662
  Redeemed..........................  (20,833,048)    (367,653,688)   (4,945,134)    (85,372,904)   (2,235,753)      37,292,775
                                      -----------    -------------    ----------    ------------    ----------     ------------
  Net increase......................   17,387,850    $(307,213,938)    4,070,159    $ 69,928,965    11,597,097     $192,468,109
                                      ===========    =============    ==========    ============    ==========     ============
INVESTOR A SHARES:
  Sold..............................      360,796    $   6,487,197        32,085    $    545,765        73,001     $  1,223,500
  Issued as reinvestment of
    dividends.......................       17,200          287,627        27,150         471,335        55,029          877,050
  Redeemed..........................     (573,834)     (10,349,316)     (177,638)     (3,087,874)     (258,097)      (4,237,550)
                                      -----------    -------------    ----------    ------------    ----------     ------------
  Net increase/(decrease)...........     (195,838)   $  (3,574,492)     (118,403)   $ (2,070,774)     (130,067)    $ (2,137,000)
                                      ===========    =============    ==========    ============    ==========     ============
INVESTOR B SHARES:
  Sold..............................       27,001    $     485,097        23,599    $    404,922        11,018     $    183,218
  Issued as reinvestment of
    dividends.......................          324            5,592           663          11,467            --               --
  Redeemed..........................      (31,750)        (581,780)       (4,496)        (77,181)           --               --
                                      -----------    -------------    ----------    ------------    ----------     ------------
  Net increase......................       (4,425)   $     (91,091)       19,766    $    339,208        11,018     $    183,218
                                      ===========    =============    ==========    ============    ==========     ============
INVESTOR C SHARES:
  Sold..............................       29,720    $     549,400            --              --            --               --
  Issued as reinvestment of
    dividends.......................          480            8,384            --              --            --               --
  Redeemed..........................       (6,240)        (110,681)           --              --            --               --
                                      -----------    -------------    ----------    ------------    ----------     ------------
  Net increase......................       23,960    $     447,103            --              --            --               --
                                      ===========    =============    ==========    ============    ==========     ============

---------------
(a) Represents financial information for the Pilot International Equity Fund, which was reorganized into International Fund on May 23, 1997.

(b) International Growth's Investor C Shares commenced operations on September 19, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   SCHEDULE OF CAPITAL STOCK ACTIVITY (CONTINUED)

                                                                                   PACIFIC GROWTH
                                                                      YEAR ENDED                    YEAR ENDED
                                                                    MARCH 31, 1998              MARCH 31, 1997(a)
                                                              --------------------------    --------------------------
                                                                SHARES        DOLLARS         SHARES        DOLLARS
                                                              --------------------------------------------------------
PRIMARY A SHARES:
  Sold......................................................   5,065,224    $ 48,258,632     5,886,080    $ 61,730,754
  Issued as reinvestment of dividends.......................      69,485         634,466        19,030         199,151
  Redeemed..................................................  (9,468,232)    (83,858,084)   (3,392,989)    (35,433,497)
                                                              ----------    ------------    ----------    ------------
  Net increase/(decrease)...................................  (4,333,523)   $(34,964,986)    2,512,121    $ 26,496,408
                                                              ==========    ============    ==========    ============
PRIMARY B SHARES:
  Sold......................................................      12,212    $    131,159        67,793    $    707,717
  Issued as reinvestment of dividends.......................         385           4,285            56             591
  Redeemed..................................................     (68,336)       (609,591)       (8,409)        (87,566)
                                                              ----------    ------------    ----------    ------------
  Net increase/(decrease)...................................     (55,739)   $   (474,147)       59,440    $    620,742
                                                              ==========    ============    ==========    ============
INVESTOR A SHARES:
  Sold......................................................   2,477,765    $ 25,160,986       869,893    $  9,124,829
  Issued as reinvestment of dividends.......................       3,065          30,487         1,339          14,016
  Redeemed..................................................  (2,600,292)    (26,398,426)     (766,685)     (8,095,869)
                                                              ----------    ------------    ----------    ------------
  Net increase/(decrease)...................................    (119,462)   $ (1,206,953)      104,547    $  1,042,976
                                                              ==========    ============    ==========    ============
INVESTOR B SHARES:
  Sold......................................................      16,918    $    140,464        47,220    $    485,528
  Issued as reinvestment of dividends.......................         683           4,760            --              --
  Redeemed..................................................     (83,096)       (755,139)      (45,803)       (476,543)
                                                              ----------    ------------    ----------    ------------
  Net increase/(decrease)...................................     (65,495)   $   (609,915)        1,417    $      8,985
                                                              ==========    ============    ==========    ============
INVESTOR C SHARES:
  Sold......................................................       1,133    $      9,969         4,398    $     46,738
  Issued as reinvestment of dividends.......................          90           1,209            14             145
  Redeemed..................................................      (5,284)        (44,909)         (409)         (4,035)
                                                              ----------    ------------    ----------    ------------
  Net increase/(decrease)...................................      (4,061)   $    (33,731)        4,003    $     42,848
                                                              ==========    ============    ==========    ============

---------------
(a) Pacific Growth's Primary B Shares commenced operations on June 28, 1996.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   SCHEDULE OF CAPITAL STOCK ACTIVITY (CONTINUED)

                                                                                  EMERGING MARKETS
                                                                      YEAR ENDED                    YEAR ENDED
                                                                    MARCH 31, 1998              MARCH 31, 1997(a)
                                                              --------------------------    --------------------------
                                                                SHARES        DOLLARS         SHARES        DOLLARS
                                                              --------------------------------------------------------
PRIMARY A SHARES:
  Sold......................................................   3,664,626    $ 43,349,290     3,555,779    $ 38,563,526
  Issued as reinvestment of dividends.......................      17,560         217,038        34,126         355,453
  Redeemed..................................................  (3,424,356)    (35,666,201)   (1,487,854)    (15,930,733)
                                                              ----------    ------------    ----------    ------------
  Net increase..............................................     257,830    $  7,900,127     2,102,051    $ 22,988,246
                                                              ==========    ============    ==========    ============
PRIMARY B SHARES:
  Sold......................................................      18,046    $    213,142        29,362    $    317,536
  Issued as reinvestment of dividends.......................          66             819            29             305
  Redeemed..................................................     (41,001)       (447,249)       (2,995)        (32,137)
                                                              ----------    ------------    ----------    ------------
  Net increase/(decrease)...................................     (22,889)   $   (233,288)       26,396    $    285,704
                                                              ==========    ============    ==========    ============
INVESTOR A SHARES:
  Sold......................................................     172,116    $  1,807,093       118,447    $  1,294,139
  Issued as reinvestment of dividends.......................         527           6,503           658           6,821
  Redeemed..................................................    (189,410)     (1,948,849)      (86,867)       (958,999)
                                                              ----------    ------------    ----------    ------------
  Net increase/(decrease)...................................     (16,767)   $   (135,253)       32,238    $    341,961
                                                              ==========    ============    ==========    ============
INVESTOR B SHARES:
  Sold......................................................      22,244    $    245,247        37,467    $    402,741
  Issued as reinvestment of dividends.......................          --              --           726           7,402
  Redeemed..................................................     (35,815)       (369,631)      (23,492)       (245,240)
                                                              ----------    ------------    ----------    ------------
  Net increase/(decrease)...................................     (13,571)   $   (124,384)       14,701    $    164,903
                                                              ==========    ============    ==========    ============
INVESTOR C SHARES:
  Sold......................................................      10,163    $    105,986        17,883    $    183,109
  Issued as reinvestment of dividends.......................         110           1,349           105           1,555
  Redeemed..................................................      (2,221)        (25,202)         (337)         (3,393)
                                                              ----------    ------------    ----------    ------------
  Net increase..............................................       8,052    $     82,133        17,651    $    181,271
                                                              ==========    ============    ==========    ============

---------------
(a) Emerging Market's Primary B Shares commenced operations on June 28, 1996.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                        NET ASSET      NET        NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                                          VALUE     INVESTMENT   AND UNREALIZED    (DECREASE) IN     FROM NET     IN EXCESS OF
                                        BEGINNING    INCOME/      GAIN/(LOSS)     NET ASSET VALUE   INVESTMENT   NET INVESTMENT
                                        OF PERIOD     (LOSS)     ON INVESTMENTS   FROM OPERATIONS     INCOME         INCOME
                                        ---------------------------------------------------------------------------------------
INTERNATIONAL EQUITY
PRIMARY A SHARES
Year ended 03/31/1998#................   $13.13       $ 0.11         $ 1.95           $ 2.06          $(0.17)        $(0.05)
Year ended 03/31/1997#................    13.50         0.08           0.11             0.19           (0.11)         (0.00)***
Period ended 03/31/1996(a)#...........    11.75         0.07           1.80             1.87           (0.06)         (0.04)
Year ended 05/31/1995#................    12.06         0.14          (0.20)           (0.06)          (0.03)            --
Year ended 05/31/1994#................    10.60         0.09           1.44             1.53           (0.05)            --
Year ended 05/31/1993#................    10.40         0.09           0.21             0.30           (0.08)            --
Period ended 05/31/1992*..............    10.00         0.08           0.36             0.44           (0.04)            --
PRIMARY B SHARES
Year ended 03/31/1998#................   $13.11       $ 0.04         $ 1.91           $ 1.95          $(0.08)        $(0.02)
Period ended 03/31/1997*#.............    13.65         0.01          (0.09)(c)        (0.08)          (0.01)         (0.00)***
INVESTOR A SHARES
Year ended 03/31/1998#................   $13.01       $ 0.07         $ 1.94           $ 2.01          $(0.15)        $(0.04)
Year ended 03/31/1997#................    13.39         0.05           0.11             0.16           (0.09)         (0.00)***
Period ended 03/31/1996(a)#...........    11.67         0.04           1.78             1.82           (0.04)         (0.04)
Year ended 05/31/1995#................    12.00         0.11          (0.20)           (0.09)          (0.02)            --
Year ended 05/31/1994#................    10.56         0.06           1.44             1.50           (0.04)            --
Period ended 05/31/1993*#.............    10.38         0.07           0.21             0.28           (0.08)            --
INVESTOR B SHARES
Year ended 03/31/1998#................   $12.83       $(0.03)        $ 1.92           $ 1.89              --             --
Year ended 03/31/1997#................    13.27        (0.05)          0.10             0.05          $(0.04)        $(0.00)***
Period ended 03/31/1996(a)#...........    11.56        (0.02)          1.78             1.76              --          (0.03)
Year ended 05/31/1995#................    11.96         0.05          (0.22)           (0.17)          (0.01)            --
Period ended 05/31/1994*#.............    10.51        (0.00)***       1.51             1.51           (0.04)            --
INVESTOR C SHARES
Year ended 03/31/1998#................   $12.74       $(0.01)        $ 1.89           $ 1.88          $(0.10)        $(0.02)
Year ended 03/31/1997#................    13.13         0.02           0.10             0.12           (0.06)         (0.00)***
Period ended 03/31/1996(a)#...........    11.45        (0.03)          1.75             1.72              --          (0.02)
Year ended 05/31/1995#................    11.86         0.02          (0.21)           (0.19)             --             --
Year ended 05/31/1994#................    10.49        (0.03)          1.43             1.40           (0.01)            --
Period ended 05/31/1993*# ............    10.10         0.00***        0.48             0.48           (0.07)            --

                                        DISTRIBUTIONS
                                          FROM NET
                                          REALIZED
                                        CAPITAL GAINS
                                        -------------
INTERNATIONAL EQUITY
PRIMARY A SHARES
Year ended 03/31/1998#................     $(0.16)
Year ended 03/31/1997#................      (0.42)
Period ended 03/31/1996(a)#...........      (0.02)
Year ended 05/31/1995#................      (0.12)
Year ended 05/31/1994#................      (0.02)
Year ended 05/31/1993#................      (0.02)
Period ended 05/31/1992*..............         --
PRIMARY B SHARES
Year ended 03/31/1998#................     $(0.16)
Period ended 03/31/1997*#.............      (0.42)
INVESTOR A SHARES
Year ended 03/31/1998#................     $(0.16)
Year ended 03/31/1997#................      (0.42)
Period ended 03/31/1996(a)#...........      (0.02)
Year ended 05/31/1995#................      (0.12)
Year ended 05/31/1994#................      (0.02)
Period ended 05/31/1993*#.............      (0.02)
INVESTOR B SHARES
Year ended 03/31/1998#................     $(0.16)
Year ended 03/31/1997#................      (0.42)
Period ended 03/31/1996(a)#...........      (0.02)
Year ended 05/31/1995#................      (0.12)
Period ended 05/31/1994*#.............      (0.02)
INVESTOR C SHARES
Year ended 03/31/1998#................     $(0.16)
Year ended 03/31/1997#................      (0.42)
Period ended 03/31/1996(a)#...........      (0.02)
Year ended 05/31/1995#................      (0.12)
Year ended 05/31/1994#................      (0.02)
Period ended 05/31/1993*# ............      (0.02)

---------------

  *  International Equity's Primary A, Primary B, Investor A, Investor B and Investor C Shares commenced operations on
     December 2, 1991, June 28, 1996, June 3, 1992, June 7, 1993 and June 17, 1992, respectively.
***  Amount represents less than $0.01 per share.
  +  Annualized.
 ++  Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
  #  Per share net investment income/(loss) has been calculated using the monthly average shares method.
 ##  Amount represents less than 0.01%.
(a)  Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
(b)  Average commission rate paid per share of securities purchased and sold by the Fund.
(c)  The amount shown at this caption for each share outstanding throughout the period may not accord with the net realized and unrealized gain/(loss) for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market values of the portfolio.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                                   WITHOUT WAIVERS
                                                                                                                       AND/OR
                                                                                                                       EXPENSE
                                                                                                                   REIMBURSEMENTS
                                                                                                                   ---------------
                                                                         RATIO OF        RATIO OF                     RATIO OF
    DISTRIBUTIONS       TOTAL       NET ASSET              NET ASSETS    OPERATING    NET INVESTMENT                  OPERATING
    IN EXCESS OF      DIVIDENDS       VALUE                  END OF     EXPENSES TO   INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
    NET REALIZED         AND         END OF      TOTAL       PERIOD       AVERAGE       TO AVERAGE     TURNOVER      AVERAGE NET
    CAPITAL GAINS   DISTRIBUTIONS    PERIOD     RETURN++   (IN 000'S)   NET ASSETS      NET ASSETS       RATE          ASSETS
----------------------------------------------------------------------------------------------------------------------------------
           --          $(0.38)       $14.81       16.06%    $885,329        1.14%          0.76%          64%           1.14%
       $(0.03)          (0.56)        13.13        1.32      976,855        1.16           0.62           36            1.16
           --           (0.12)        13.50       16.01      849,731        1.17+          0.65+          26           1.18+
        (0.10)          (0.25)        11.75       (0.46)     572,940        1.03           1.17           92            1.04
           --           (0.07)        12.06       14.37      401,559        1.17           0.75           39            1.18
           --           (0.10)        10.60        3.14      118,873        1.30           1.03           41            1.32
           --           (0.04)        10.40        4.43+++    83,970        1.33+          1.81+          11            1.43+
           --          $(0.26)       $14.80       15.09%    $     25        1.64%          0.26%          64%           1.64%
       $(0.03)          (0.46)        13.11       (0.66)       5,526        1.66+          0.12+          36            1.66+
           --          $(0.35)       $14.67       15.77%    $ 13,477        1.39%          0.51%          64%           1.39%
       $(0.03)          (0.54)        13.01        1.08        9,443        1.41           0.37           36            1.41
           --           (0.10)        13.39       15.66        7,643        1.42+          0.40+          26           1.43+
        (0.10)          (0.24)        11.67       (0.69)       4,877        1.28           0.92           92            1.29
           --           (0.06)        12.00       14.00        3,219        1.42           0.50           39            1.43
           --           (0.10)        10.56        2.91          839        1.55+          0.78+          41            1.62+
           --          $(0.16)       $14.56       14.93%    $ 34,119        2.14%          (0.24)%          64%         2.14%
       $(0.03)          (0.49)        12.83        0.28       36,698        2.16          (0.38)          36            2.16
           --           (0.05)        13.27       15.25       40,426        1.99+         (0.17)+         26           2.00+
        (0.10)          (0.23)        11.56       (1.30)      31,372        1.78           0.42           92            1.79
           --           (0.06)        11.96       14.32       17,349        1.92+         (0.00)+##       39            1.93+
           --          $(0.28)       $14.34       15.05%    $    933        1.97%         (0.07)%           64%         1.97%
       $(0.03)          (0.51)        12.74        0.77          988        1.66           0.12           36            1.66
           --           (0.04)        13.13       15.09          652        2.09+         (0.27)+         26            2.10+
        (0.10)          (0.22)        11.45       (1.56)         495        2.03           0.17           92            2.04
           --           (0.03)        11.86       13.21          339        2.17          (0.25)          39            2.18
           --           (0.09)        10.49        4.97          200        2.30+          0.03+          41            2.32+


       AVERAGE
      COMMISSION
     RATE PAID(b)
     ------------
       $0.0050
        0.0279
        0.0272
            ==
            ==
       $0.0050
        0.0279
       $0.0050
        0.0279
        0.0272
            ==
            --
       $0.0050
        0.0279
        0.0272
            ==
       $0.0050
        0.0279
        0.0272
            ==
            --

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                      NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                                        VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET      FROM NET
                                      BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT     REALIZED
                                      OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME     CAPITAL GAINS
                                      -----------------------------------------------------------------------------------------
INTERNATIONAL GROWTH
PRIMARY A SHARES*
Period ended 03/31/1998#............   $18.43        $ 0.03           $ 1.30           $ 1.33          $   --        $(0.34)
Period ended 05/16/1997.............    17.05          0.05             1.84             1.89           (0.17)        (0.34)
Year ended 08/31/1996...............    16.24          0.18             1.48             1.66           (0.46)        (0.39)
Year ended 08/31/1995#..............    16.34          0.13             0.17             0.30           (0.11)        (0.29)
Year ended 08/31/1994#..............    14.14          0.11             2.24             2.35              --         (0.15)
Period ended 08/31/1993#(a).........    13.15         (0.01)            1.00             0.99              --            --
INVESTOR A SHARES*
Period ended 03/31/1998#............   $18.27        $(0.01)          $ 1.29           $ 1.28          $   --        $(0.34)
Period ended 05/16/1997.............    16.90         (0.05)            1.90             1.85           (0.14)        (0.34)
Year ended 08/31/1996...............    16.14          0.04             1.57             1.61           (0.46)        (0.39)
Year ended 08/31/1995#..............    16.29          0.08             0.17             0.25           (0.11)        (0.29)
Year ended 08/31/1994#..............    14.13          0.07             2.24             2.31              --         (0.15)
Period ended 08/31/1993#(b).........    11.85          0.02             2.26             2.28              --            --
INVESTOR B SHARES*
Period ended 03/31/1998#............   $18.32        $(0.11)          $ 1.24           $ 1.13          $   --        $(0.34)
Period ended 05/16/1997.............    17.04         (0.05)            1.79             1.74           (0.12)        (0.34)
Period ended 08/31/1996(c)..........    17.54            --            (0.50)           (0.50)             --            --
INVESTOR C SHARES**
Period ended 03/31/1998#............   $18.49        $(0.09)          $ 1.36           $ 1.27          $   --        $(0.34)

---------------

  *  The financial information for the fiscal periods through May 23, 1997 reflect the financial information for the Pilot
     International Equity Funds' Pilot Shares, Class A Shares and Class B Shares, which were reorganized into the Primary A
     Shares, Investor A Shares and Investor B Shares, respectively, as of May 23, 1997. Prior to July 1997, the investment manager to International Growth was Kleinwort Benson. Effective July 1997, the investment manager to
     International Growth was Gartmore Global Partners.
 **  International Growth's Investor C Shares commenced operations on September 19, 1997.
(a)  Shares were initially issued on July 26, 1993.
(b)  Prior to a tax-free reorganization into Pilot Administration Shares (subsequently renamed Class A Shares) effective July
     12, 1993, the Pilot Kleinwort Benson International Equity Portfolio (subsequently renamed the Pilot International
     Equity Fund) was a separate portfolio of Kleinwort Benson Investment Strategies known as Kleinwort Benson
     International Equity Fund. The predecessor portfolio was advised by Kleinwort Benson International Investment Limited and had a December 31 year end.
(c)  Shares were initially issued on July 1, 1996.
(d)  Average commission rate paid per share of securities purchased and sold by the Fund.
(e)  Excludes transfer of assets effective August 6, 1993 from a collective trust for which Boatmen's Trust Company served as
     Trustee.
  +  Annualized.
 ++  Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
  #  Per share net investment income/(loss) has been calculated using the monthly average shares method.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                     RATIO OF                                RATIO OF
                NET ASSET              NET ASSETS    OPERATING          RATIO OF          NET INVESTMENT
    TOTAL         VALUE                  END OF     EXPENSES TO    OPERATING EXPENSES       INCOME TO      PORTFOLIO     AVERAGE
DIVIDENDS AND    END OF      TOTAL       PERIOD     AVERAGE NET   TO AVERAGE NET ASSETS    AVERAGE NET     TURNOVER     COMMISSION
DISTRIBUTIONS    PERIOD     RETURN++   (IN 000'S)     ASSETS         WITHOUT WAIVERS          ASSETS         RATE      RATE PAID(D)
-----------------------------------------------------------------------------------------------------------------------------------
   $(0.34)       $19.42       7.39%     $401,105       1.15%+             1.17%+               0.21%+         11%        $0.0190
    (0.51)        18.43      11.28       701,033       1.18+              1.18+                0.47+          34          0.0107
    (0.85)        17.05      10.64       579,019       1.08               1.08                 0.69           22          0.0160
    (0.40)        16.24       2.08       363,212       1.18               1.18                 0.82           36              --
    (0.15)        16.34      16.75       307,561       1.12               1.12                 0.75           35              --
       --         14.14       7.53       195,548       1.31+              1.31+               (0.56)+         27(e)           --
   $(0.34)       $19.21       7.18%     $ 24,353       1.40%+             1.42%+              (0.04)%+        11%        $0.0190
    (0.48)        18.27      11.14        26,730       1.42+              1.42+                0.29+          34          0.0107
    (0.85)        16.90      10.40        26,730       1.32               1.32                 0.48           22          0.0160
    (0.40)        16.14       1.77        27,625       1.42               1.42                 0.50           36              --
    (0.15)        16.29      16.48        44,990       1.37               1.37                 0.48           35              --
       --         14.13      19.24        55,816       2.17+              2.17                 0.25+          27(e)           --
   $(0.34)       $19.11       6.34%     $    500       2.15%+             2.17%+              (0.79)%+        11%        $0.0190
    (0.46)        18.32      10.37           560       2.18+             2.18+                (0.61)+         34          0.0107
       --         17.04      (2.85)          184       2.06+             2.06+                (0.32)+         22          0.0160
   $(0.34)       $19.42       7.04%     $    465       2.15%+             2.17%+              (0.79)%+        11%        $0.0190

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                          NET ASSET      NET        NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                                            VALUE     INVESTMENT   AND UNREALIZED    (DECREASE) IN     FROM NET     IN EXCESS OF
                                          BEGINNING    INCOME/      GAINS/(LOSS)    NET ASSET VALUE   INVESTMENT   NET INVESTMENT
                                          OF PERIOD     (LOSS)     ON INVESTMENTS   FROM OPERATIONS     INCOME         INCOME
                                          ---------------------------------------------------------------------------------------
PACIFIC GROWTH
PRIMARY A SHARES
Year ended 03/31/1998#..................   $10.41       $ 0.09         $(3.01)          $(2.92)         $(0.21)        $   --
Year ended 03/31/1997...................    10.24         0.04           0.19             0.23           (0.03)         (0.03)
Period ended 03/31/1996**#..............    10.00        (0.02)          0.29             0.27              --          (0.03)
PRIMARY B SHARES
Year ended 03/31/1998#..................   $10.39       $ 0.05         $(3.01)          $(2.96)         $(0.12)        $   --
Period ended 03/31/1997**...............    10.34         0.01           0.07             0.08           (0.02)         (0.01)
INVESTOR A SHARES
Year ended 03/31/1998#..................   $10.37       $ 0.07         $(2.98)          $(2.91)         $(0.17)        $   --
Year ended 03/31/1997...................    10.23         0.00***        0.19             0.19           (0.03)         (0.02)
Period ended 03/31/1996**#..............    10.00        (0.04)          0.29             0.25              --          (0.02)
INVESTOR B SHARES
Year ended 03/31/1998#..................   $10.30       $(0.01)        $(2.98)          $(2.99)         $(0.03)        $   --
Year ended 03/31/1997...................    10.18        (0.05)          0.19             0.14           (0.01)         (0.01)
Period ended 03/31/1996**#..............    10.00        (0.10)          0.29             0.19              --          (0.01)
INVESTOR C SHARES
Year ended 03/31/1998#..................   $10.34       $ 0.01         $(2.98)          $(2.97)         $(0.13)        $   --
Year ended 03/31/1997...................    10.20         0.00***        0.14             0.14              --             --
Period ended 03/31/1996**#..............    10.00        (0.09)          0.29             0.20              --             --

---------------

 **  Pacific Growth's Primary A, Investor A, Investor B and
     Investor C Shares commenced operations on June 30, 1995.
     Pacific Growth's Primary B Shares commenced operations on
     June 28, 1996.
***  Amount represents less than $0.01 per share.
  +  Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
  # Per share net investment income/(loss) has been calculated using the monthly average shares method.
(b) Average commission rate paid per share of securities purchased and sold by the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             RATIO OF        RATIO OF
        TOTAL                                  NET ASSETS    OPERATING    NET INVESTMENT
      DIVIDENDS       NET ASSET                  END OF     EXPENSES TO   INCOME/(LOSS)    PORTFOLIO     AVERAGE
         AND            VALUE        TOTAL       PERIOD       AVERAGE       TO AVERAGE     TURNOVER     COMMISSION
    DISTRIBUTIONS   END OF PERIOD   RETURN++   (IN 000'S)   NET ASSETS      NET ASSETS       RATE      RATE PAID(B)
-------------------------------------------------------------------------------------------------------------------
       $(0.21)         $ 7.28        (28.35)%   $ 54,409        1.37%           0.94%         123%       $0.0070
        (0.06)          10.41          2.18      122,887        1.42            0.39           78         0.0126
        (0.03)          10.24          2.66       95,210        1.76+          (0.27)+         23         0.0178
       $(0.12)         $ 7.31        (28.77)%   $     27        1.87%           0.44%         123%       $0.0070
        (0.03)          10.39          0.75          618        1.92+          (0.11)+         78         0.0126
       $(0.17)         $ 7.29        (28.59)%   $    871        1.62%           0.69%         123%       $0.0070
        (0.05)          10.37          1.86        2,480        1.67            0.14           78         0.0126
        (0.02)          10.23          2.52        1,375        2.01+          (0.52)+         23         0.0178
       $(0.03)         $ 7.28        (29.04)%   $  1,195        2.37%           (0.06)%        123%      $0.0070
        (0.02)          10.30          1.18        2,367        2.42           (0.61)          78         0.0126
        (0.01)          10.18          1.88        2,324        2.76+          (1.27)+         23         0.0178
       $(0.13)         $ 7.24        (28.91)%   $     42        2.20%           0.11%         123%       $0.0070
           --           10.34          1.57          102        1.92           (0.11)          78         0.0126
           --           10.20          2.00           60        2.65+          (1.16)+         23         0.0178

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                     NET ASSET      NET        NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                                       VALUE     INVESTMENT   AND UNREALIZED    (DECREASE) IN     FROM NET     IN EXCESS OF
                                     BEGINNING    INCOME/     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT   NET INVESTMENT
                                     OF PERIOD     (LOSS)      INVESTMENTS     FROM OPERATIONS     INCOME         INCOME
                                     ---------------------------------------------------------------------------------------
EMERGING MARKETS
PRIMARY A SHARES
Year ended 03/31/1998#..............  $11.41       $ 0.04         $(0.76)          $(0.72)         $(0.09)        $   --
Year ended 03/31/1997 #.............   10.34         0.01           1.21             1.22           (0.02)         (0.07)
Period ended 03/31/1996*#...........   10.00        (0.03)          0.37             0.34              --          (0.00)***
PRIMARY B SHARES
Year ended 03/31/1998 #.............  $11.40       $(0.02)        $(0.75)          $(0.77)         $(0.06)        $   --
Period ended 03/31/1997 *#..........   10.71        (0.04)          0.82             0.78           (0.01)         (0.02)
INVESTOR A SHARES
Year ended 03/31/1998#..............  $11.39       $ 0.01         $(0.75)          $(0.74)         $(0.08)        $   --
Year ended 03/31/1997 #.............   10.32        (0.01)          1.21             1.20           (0.02)         (0.05)
Period ended 03/31/1996*#...........   10.00        (0.05)          0.37             0.32              --             --
INVESTOR B SHARES
Year ended 03/31/1998#..............  $11.31       $(0.07)        $(0.75)          $(0.82)         $   --         $   --
Year ended 03/31/1997 #.............   10.26        (0.09)          1.20             1.11              --             --
Period ended 03/31/1996*#...........   10.00        (0.11)          0.37             0.26              --             --
INVESTOR C SHARES
Year ended 03/31/1998#..............  $11.34       $(0.05)        $(0.75)          $(0.80)         $(0.07)        $   --
Year ended 03/31/1997 #.............   10.27        (0.04)          1.20             1.16           (0.01)         (0.02)
Period ended 03/31/1996*#...........   10.00        (0.10)          0.37             0.27              --             --

                                      DISTRIBUTIONS
                                        FROM NET
                                        REALIZED
                                      CAPITAL GAINS
                                      -------------
EMERGING MARKETS
PRIMARY A SHARES
Year ended 03/31/1998#..............     $   --
Year ended 03/31/1997 #.............      (0.06)
Period ended 03/31/1996*#...........         --
PRIMARY B SHARES
Year ended 03/31/1998 #.............     $   --
Period ended 03/31/1997 *#..........      (0.06)
INVESTOR A SHARES
Year ended 03/31/1998#..............     $   --
Year ended 03/31/1997 #.............      (0.06)
Period ended 03/31/1996*#...........         --
INVESTOR B SHARES
Year ended 03/31/1998#..............     $   --
Year ended 03/31/1997 #.............      (0.06)
Period ended 03/31/1996*#...........         --
INVESTOR C SHARES
Year ended 03/31/1998#..............     $   --
Year ended 03/31/1997 #.............      (0.06)
Period ended 03/31/1996*#...........         --

---------------

  *  Emerging Market's Primary A, Investor A, Investor B and
     Investor C Shares commenced operations on June 30, 1995.
     Emerging Market's Primary B Shares commenced operations on
     June 28, 1996.
***  Amount represents less than $0.01 per share.
  +  Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
  # Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) Average commission rate paid per share of securities purchased and sold by the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                               RATIO OF        RATIO OF
        TOTAL                                    NET ASSETS    OPERATING    NET INVESTMENT
      DIVIDENDS       NET ASSET                    END OF     EXPENSES TO     INCOME TO      PORTFOLIO      AVERAGE
         AND            VALUE         TOTAL        PERIOD     AVERAGE NET    AVERAGE NET     TURNOVER     COMMISSION
    DISTRIBUTIONS   END OF PERIOD    RETURN++    (IN 000'S)     ASSETS          ASSETS         RATE      RATE PAID(A)
    ------------------------------------------------------------------------------------------------------------------
       $(0.09)         $10.60         (6.39)%     $73,797        1.57%           0.36%           63%        $0.0020
        (0.15)          11.41         11.97        76,483        1.74            0.13            31          0.0003
         0.00***        10.34          3.42        47,560        2.13+          (0.38)+          17          0.0004
       $(0.06)         $10.57         (6.80)%     $    37        2.07%          (0.14)%          63%        $0.0020
        (0.09)          11.40          7.34           301        2.24+          (0.37)+          31          0.0003
       $(0.08)         $10.57         (6.60)%     $   652        1.82%           0.11%           63%        $0.0020
        (0.13)          11.39         11.74           894        1.99           (0.12)           31          0.0003
           --           10.32          3.20           477        2.38+          (0.63)+          17          0.0004
       $ 0.00          $10.49         (7.25)%     $ 1,247        2.57%          (0.64)%          63%        $0.0020
        (0.06)          11.31         10.88         1,499        2.74           (0.87)           31          0.0003
           --           10.26          2.60         1,209        3.13+          (1.38)+          17          0.0004
       $(0.07)         $10.47         (7.17)%     $   293        2.40%          (0.47)%          63%        $0.0020
        (0.09)          11.34         11.34           226        2.24           (0.37)           31          0.0003
           --           10.27          2.70            23        3.02+          (1.27)+          17          0.0004

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS

Nations Fund, Inc. (the "Company") and Nations Fund Portfolios, Inc. ("Nations Portfolios") are each registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. At March 31, 1998, the Company offered eight separate portfolios and Nations Portfolios offered three separate portfolios. Information presented in these financial statements pertains to the international stock portfolios of the Company and Nations Portfolios (each a "Fund" and collectively, the "Funds"). The financial statements for the other portfolios of the Company and Nations Portfolios are presented under separate cover. The Funds currently offer five classes of shares: Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares (formerly Investor N Shares) and Investor C Shares. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to its class and separate voting rights on matters in which the interests of one class of shares differ from the interests of any other class.

1. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities Valuation: Equity securities which are traded on a recognized stock exchange or on the NASDAQ system are valued at the last sales price on the securities exchange or market on which such securities are primarily traded. Securities traded only on over-the-counter markets (other than on the NASDAQ system) are valued at the closing over-the-counter bid prices or, if no sale occurred on such day, at the mean of the current bid and asked prices. Certain securities may be valued by one or more market makers. Debt obligations are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and general market conditions. Securities for which market quotations are not readily available and certain other assets are valued by the investment adviser under the supervision of the Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Forward Foreign Currency Transactions: Generally, a Fund may enter into forward currency exchange contracts only under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; and (ii) when the investment adviser or sub-adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

NATIONS FUNDS

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Forward foreign currency contracts will be used primarily to protect the Funds from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities, however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency, however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of Assets and Liabilities. In addition, the Funds could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

Federal Income Tax: Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders.

Therefore, no Federal income or excise tax provision is applicable. The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Realized gains and losses are computed based on the specific identification of the securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its classes based upon the relative net assets of each class of shares.

Dividends and Distributions to Shareholders: Distributions from net investment income, if any, for the Funds are declared and paid each calendar quarter. These distributions are recorded on ex-date. Each Fund will distribute net realized capital gains (including net short-term capital gains) annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions on a Fund level are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Certain reclassifications are made to each Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under Federal income tax regulations. These reclassifications are due to different book and tax accounting for foreign currency, amortization of organization costs, investments in passive foreign investment companies and the Fund's use of the tax accounting practice known as equalization.

Reclassifications for the year ended March 31, 1998 were as follows:

                                            INCREASE/       INCREASE/
                             INCREASE/      (DECREASE)      (DECREASE)
                             (DECREASE)   UNDISTRIBUTED    ACCUMULATED
                              PAID-IN     NET INVESTMENT   NET REALIZED
                              CAPITAL         INCOME       GAIN/(LOSS)
                             ------------------------------------------
International Equity.......  $7,321,707    $  4,077,073    $(11,398,780)
International Growth.......     (38,442)    (10,194,873)     10,233,315
Pacific Growth.............     (31,076)        640,623        (609,547)
Emerging Markets...........     (18,921)        (87,344)        106,265

Expenses: General expenses of the Company or Nations Portfolios are allocated to the relevant Funds based upon relative net assets. Operating expenses directly attributable to a Fund or a class of shares are charged to such Fund's or class's operations. Expenses of each Fund not directly attributable to the operations of any class of shares are prorated among the classes based on the relative net assets of each class of shares. The Funds bear all costs in connection with their organization, including the fees and expenses of registering and qualifying their shares for distribution under Federal and state securities regulations. All such costs are being amortized on a straight-line basis over a period of five years from commencement of operations.

NATIONS FUNDS

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

Each of the Company and Nations Portfolios has, on behalf of its Funds, entered into an investment advisory agreement (the "Investment Advisory Agreements") with NationsBanc Advisors, Inc. ("NBAI"), a wholly-owned subsidiary of NationsBank, N.A. ("NationsBank"), pursuant to which NBAI provides investment advisory services to the Funds. Under the terms of these Investment Advisory Agreements, NBAI is entitled to receive an advisory fee calculated daily and payable monthly based on the following annual rates multiplied by the average daily net assets of each Fund:

                                                      ANNUAL RATE
                                                      -----------
International Equity, International Growth and
 Pacific Growth.....................................     0.90%
Emerging Markets....................................     1.10

Each of the Company and Nations Portfolios has, on behalf of the Funds, entered into a sub-advisory agreement (the "Sub-Advisory Agreements") with NBAI and Gartmore Global Partners ("Gartmore"). Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly-owned subsidiary of NationsBank, and Gartmore U.S. Limited, an indirect wholly-owned subsidiary of Gartmore Investment Management plc ("Gartmore plc"), which is a United Kingdom ("U.K.") holding company for a leading U.K. based international fund management group of companies. National Westminster Bank plc and its affiliated entities own 100% of the equity of Gartmore plc.

Under the terms of the Sub-Advisory Agreements, Gartmore is entitled to receive a sub-advisory fee from NBAI at the following annual rates of each Fund's average daily net assets:

                                                      ANNUAL RATE
                                                      -----------
International Equity and Pacific Growth.............     0.70%
International Growth................................     0.40
Emerging Markets....................................     0.85

Prior to July 11, 1997, Kleinwort Benson Investment Management Americas, Inc. ("Kleinwort Benson") served as the investment sub-advisor to the Nations International Growth Fund. Kleinwort Benson was entitled to a fee at an annual rate equal to 0.40% of the Fund's average daily net assets up to $325 million and 0.25% of such net assets in excess of $325 million, less any waivers.

Stephens Inc. ("Stephens") serves as the administrator of the Company and Nations Portfolios. First Data Investor Services Group, Inc. ("First Data"), a wholly-owned subsidiary of First Data Corporation, serves as co-administrator of the Company and Nations Portfolios. Stephens and First Data are entitled to receive a combined fee, computed daily and paid monthly, at the annual rate of 0.10% of the average daily net assets of each Fund. Effective November 18, 1997, NBAI became the sub-administrator of the Company and Nations Portfolios pursuant to a sub-administration agreement with Stephens. Prior to that date NationsBank served as the sub-administrator. For the year ended March 31, 1998, Stephens earned $687,097 from the Funds for its administration services, of which $126,268 and $50,641 was paid to NationsBank and NBAI, respectively, for their services as sub-administrator.

The investment adviser, sub-adviser, administrator and co-administrator may, from time to time, voluntarily reduce their fees payable by each Fund. For the period ended March 31, 1998, the fee waivers were as follows:

                                                      FEES WAIVED
                                                      BY ADVISER
                                                      -----------
International Growth................................   $145,205

The Bank of New York ("BONY") acts as custodian of the Funds' assets. First Data serves as the transfer agent for the Funds' shares. NationsBank of Texas, N.A. ("NationsBank of Texas") served as the sub-transfer agent for the Primary Shares of the Funds for the year ended March 31, 1998, and earned approximately $20,570 for providing such services.

Stephens serves as the distributor of the Funds' shares. For the year ended March 31, 1998, the Funds were informed that the distributor received $109,390 in contingent deferred sales charges from shares which were subject to such charges. A substantial portion of these fees were paid to affiliates of NationsBank and NBAI.

The Company and Nations Portfolios pay each unaffiliated Director an annual fee of $1,000 ($3,000 for the Chairman of the Board), plus $500 per Fund and an additional $1,000 for each in-person board meeting, and $500 for each telephonic board meeting attended. The Company and Nations Portfolios also

NATIONS FUNDS

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

reimburse expenses incurred by each unaffiliated Director in attending such meetings.

The Company's and Nations Portfolio's eligible Directors may participate in non-qualified deferred compensation and retirement plans which may be terminated at any time. All benefits provided under these plans are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on each plan participant's deferral account is tied to the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, to the rate of return of Nations Treasury Fund, another portfolio of the Company. The expense for the deferred compensation and retirement plans is included in "Directors' fees and expenses" in the Statements of Operations.

The Funds placed a portion of their portfolio transactions with firms that could be deemed to be affiliates of Gartmore plc.

A significant portion of each Fund's Primary A Shares represent investments by fiduciary accounts over which NationsBank N.A. has either sole or joint investment discretion.

3. SHAREHOLDER SERVICING AND
    DISTRIBUTION PLANS

The Company and Nations Portfolios each have adopted a shareholder administration plan for Primary B Shares of each Fund and shareholder servicing plans and distribution plans for the Investor A, Investor B and Investor C Shares of each Fund. The administration plan permits the Funds to compensate institutions for shareholder administration services provided to their customers that own Primary B Shares. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for shareholder services provided by the servicing agents. The distribution plans, adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, permit the Funds to compensate or reimburse the distributor (and for Investor A Shares, the distributor and/or selling agents) for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate, as a percentage of average daily net assets set from time to time by the Board of Directors, and are charged as expenses of each Fund directly to the applicable class. A substantial portion of the expenses incurred pursuant to these plans are paid to affiliates of NationsBank and NBAI.

At March 31, 1998, the actual rates in effect and plan limits, as a percentage of average daily net assets, were as follows:

                                          ACTUAL RATE    PLAN LIMIT
                                          -------------------------
Primary B Administration Plan...........     0.50%         0.60%
Investor A Shareholder Servicing and
 Distribution Plan......................     0.25%         0.25%
Investor B and Investor C Shareholder
 Servicing Plans........................     0.25%         0.25%
Investor B Distribution Plan............     0.75%         0.75%
Investor C Distribution Plan............     0.75%*        0.75%

---------------
* Reflects a rate change effective August 1, 1997 from 0.25%.

4.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. government securities and short-term investments, for the year ended March 31, 1998 were as follows:

                                      PURCHASES         SALES
                                     ----------------------------
International Equity...............  $626,343,458    $885,143,668
International Growth...............    53,991,740     398,985,062
Pacific Growth.....................   116,294,364     151,562,094
Emerging Markets...................    61,939,983      53,856,074

There were no purchases or sales of long-term U.S. government securities for the year ended March 31, 1998.

5.  CAPITAL STOCK

As of March 31, 1998, 420,000,000,000 shares of $.001 par value capital stock were authorized for the Company and 150,000,000,000 shares of $.001 par value capital stock were authorized for Nations Portfolios. The Company's and Nations Portfolios' Articles of Incorporation authorize the Boards of Directors to classify or reclassify any authorized, but unissued shares into one or more additional classes or series of shares. See Schedule of Capital Stock Activity.

6.  FOREIGN SECURITIES

Each Fund may invest in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies, less reliable information about issuers, different securities

NATIONS FUNDS

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

7.  LINE OF CREDIT

The Company and Nations Portfolios participate in an uncommitted line of credit provided by BONY, under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the federal funds rate plus 0.50% on an annualized basis. The Agreement requires, among other things, that each participating Fund maintain a ratio of no less than 4 to 1 net assets (not including funds borrowed pursuant to the Agreement) to aggregate amount of indebtedness pursuant to the Agreement.

At March 31, 1998, there were no loans outstanding under this Agreement. For the year ended March 31, 1998, borrowings by the Funds under the Agreement were as follows:

                              AVERAGE                   AVERAGE
                              AMOUNT       AVERAGE       DEBT
           FUND             OUTSTANDING     SHARES     PER SHARE
----------------------------------------------------------------
International Growth......   $289,863     32,884,886      $--(a)
Emerging Markets..........     47,945      8,017,247      --(a)

---------------
(a) Amount represents less than $0.01 per share.

The average amount outstanding was calculated based on daily balances in the period.

8.  LENDING OF PORTFOLIO SECURITIES

Under an agreement with BONY, the Funds have the ability to lend their securities to approved brokers, dealers and other financial institutions. Loans of portfolio securities are collateralized by cash, in an amount at least equal to the market value of the securities on loan. The cash collateral received is invested in Nations Cash Reserves, a portfolio of Nations Institutional Reserves. A portion of the income generated by the investment of collateral, net of any rebate paid by BONY to borrowers, is remitted to BONY as lending agent, and the remainder is paid to the Fund. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears risk in the event that invested collateral is not sufficient to meet obligations due on the loans.

At March 31, 1998 the following Funds had securities on loan:

                               MARKET VALUE       MARKET VALUE
          FUND             OF LOANED SECURITIES   OF COLLATERAL
---------------------------------------------------------------
International Equity.....      $148,921,331       $163,327,773
International Growth.....        66,565,773         70,756,747
Pacific Growth...........         4,981,875          5,423,837
Emerging Markets.........         9,825,157         10,284,763

9.  CAPITAL LOSS CARRYFORWARD

At March 31, 1998, the following Funds had available for Federal income tax purposes the following unused capital losses expiring March 31:

              FUND                  2004        2005         2006
--------------------------------------------------------------------
Pacific Growth..................  $102,682   $3,864,576   $8,011,681
Emerging Markets................        --           --    3,825,214

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended March 31, 1998, the following Funds elected to defer losses occurring between November 1, 1997 and March 31, 1998 under these rules:

                                          POST-OCTOBER CAPITAL
                                               SHORT-TERM
                  FUND                       LOSS DEFERRAL
--------------------------------------------------------------
Pacific Growth..........................      $18,406,407
Emerging Markets........................        4,493,441

NATIONS FUNDS

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

10.  REORGANIZATION

On May 23, 1997, the International Growth Fund, a newly established portfolio, acquired the assets and certain liabilities of the Pilot International Equity Fund pursuant to a plan of reorganization approved by its shareholders. The acquisition was accomplished by a tax-free exchange of shares of the International Growth Fund in an amount equal to the outstanding shares of the Pilot International Equity Fund. The financial statements of the International Growth Fund reflect the historical financial results of the Pilot International Equity Fund prior to the reorganization. Additionally, the fiscal year-end of the Pilot International Equity Fund for financial reporting purposes was changed to coincide with that of the Company.

11.  SUBSEQUENT EVENT

NationsBank of Texas merged into NationsBank on May 6, 1998. NationsBank began serving as sub-transfer agent for the Primary Shares of the Funds on that date and is providing the same services as were previously provided by NationsBank of Texas.

NATIONS FUNDS

--------------------------------------------------------------------------------
   REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND DIRECTORS OF NATIONS FUNDS

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Nations International Equity Fund, Nations International Growth Fund, Nations Pacific Growth Fund and Nations Emerging Markets Fund (portfolios of Nations Fund, Inc. or Nations Fund Portfolios, Inc., hereafter referred to as the "Funds") at March 31, 1998, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received by the custodian, provide a reasonable basis for the opinion expressed above. The financial statements of Nations International Growth Fund, formerly Pilot International Equity Fund, for the periods ended May 16, 1997 were audited by other independent accountants whose report dated June 20, 1997 expressed an unqualified opinion on those statements.

Price Waterhouse LLP
Boston, Massachusetts
May 28, 1998

NATIONS FUNDS

--------------------------------------------------------------------------------
   TAX INFORMATION (UNAUDITED)

For the year ended March 31, 1998, the amount of long-term capital gain designated by the Company was as follows:

                      FUND                        28% RATE GAIN        20% RATE GAIN           TOTAL
                      ----                        -------------        -------------        -----------
-------------------------------------------------------------------------------------------------------
International Equity............................   $   23,556           $6,706,859          $ 6,730,415
International Growth............................    6,352,188            4,682,905           11,035,093

For the year ended March 31, 1998, the total amount of income received by International Equity, International Growth, Pacific Growth and Emerging Markets from sources within foreign countries and possessions of the United States was $0.3108, $0.3064, $0.2807 and $0.2360 per share, respectively (representing a total of $19,614,979, $6,955,475, $2,188,414 and $1,694,682, respectively). The total amount of taxes paid by International Equity, International Growth, Pacific Growth and Emerging Markets to such countries was $0.0339, $0.0362, $0.0174 and $0.0168 per share, respectively (representing a total of $2,142,075, $822,185, $135,326 and $120,900, respectively).

NATIONS FUNDS

--------------------------------------------------------------------------------
   MEETING OF SHAREHOLDERS

SPECIAL MEETING OF SHAREHOLDERS OF THE NATIONS INTERNATIONAL GROWTH FUND

On October 10, 1997, the Company held a Meeting of Shareholders of the Nations International Growth Fund in Charlotte, North Carolina. An amendment adding the Fund to an existing Investment Sub-Advisory Agreement among NBAI, Nations Funds, Inc. and Gartmore Global Partners (the "Amendment") was approved by the following votes: 22,346,450 For, 165,805 Against, and 441,230 Abstaining. Also, changes to certain of the fundamental restrictions of the Fund were approved by the following votes: 22,214,128 For, 201,124 Against, and 440,593 Abstaining.

                         [BACKGROUND DEPICTING BASKETS]

[NATIONS FUNDS LOGO]                                             BULK RATE
                                                                U.S. POSTAGE
P.O. BOX 32602                                                      PAID
Charlotte, NC 28234-4602                                        N READING, MA
Toll Free 1-800-982-2271                                          PERMIT NO.
                                                                     105






AR3 IN96118 3/98